Prospectus

Trust for Credit Unions

June 29, 2004

 TRUST FOR CREDIT UNIONS

■ Money Market Portfolio ■ Ultra-Short Duration Government Portfolio ■ Short Duration Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A CREDIT UNION DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER UNIT, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

The Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio are portfolios (“Portfolios”) of the Trust for Credit Unions (the “Trust” or “Fund”), an open-end, management investment company (commonly known as a mutual fund). Prior to the date of this Prospectus, the Ultra-Short Duration Government Portfolio was known as the Government Securities Portfolio and the Short Duration Portfolio was known as the Mortgage Securities Portfolio.

■	The Fund is offered solely to state and federally chartered credit unions. Units of each of the Fund’s Portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. Units of the Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. The Fund encourages each state chartered credit union to consult qualified legal counsel concerning whether the Portfolios are permissible investments under the laws applicable to it.
■	The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the Fund’s investment adviser and also provides certain administrative services. GSAM is referred to in this Prospectus as the “Investment Adviser.”

Callahan Credit Union Financial Services, LLLP (“CUFSLP”) is a limited liability limited partnership in which 40 major credit unions are limited partners. CUFSLP acts as administrator of the Fund (the “Administrator”). Callahan Financial Services, Inc. (“CFS”), the general partner of CUFSLP, and Goldman, Sachs & Co. (“Goldman Sachs”) serve as the distributors of the Fund (the “Distributors”).

The Fund’s Money Market Investment Philosophy:
The Money Market Portfolio is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1988, the Investment Adviser has actively managed the Money Market Portfolio to provide credit union investors with the greatest possible preservation of principal and income potential.

Investment Process

1.	Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Money Market Portfolio. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance Departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

2.	Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish dollar-weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Money Market Portfolio’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

GENERAL INVESTMENT MANAGEMENT APPROACH

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect the liquidity of the Money Market Portfolio include:

■	The Money Market Portfolio’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the Portfolio.

The Fund’s Fixed Income Investment Philosophy:

Active Management Within a Risk-Managed Framework

The Ultra-Short Duration Government Portfolio and the Short Duration Portfolio (the “Bond Portfolios”) are managed to seek a high level of current income, consistent with low volatility of principal. The Investment Adviser follows a disciplined, multi-step process to evaluate potential mortgage-related investments by assessing:

■	Sector Allocation
■	Security Selection
■	Yield Curve Strategies

Investment Process

1. Sector Allocation—The Investment Adviser assesses the relative value of different mortgage-related securities to create investment strategies that meet each Bond Portfolio’s objective.

2. Security Selection—In selecting securities for each Bond Portfolio, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. Yield Curve Strategies—The Investment Adviser adjusts the term structure of the Bond Portfolios based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Bond Portfolios.

Among the quantitative techniques used in the Bond Portfolios’ investment process are:

■	Option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market conditions change; and
■	Analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

With the Bond Portfolios, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Bond Portfolios described in this Prospectus has a target duration. A Bond Portfolio’s duration approximates its price sensitivity to changes in interest rates including expected cash flow and mortgage prepayments. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In computing portfolio duration, a Bond Portfolio will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Bond Portfolios have no restrictions as to the minimum or maximum maturity of any particular security held by them but intend to maintain the maximum durations noted under “Portfolio Investment Objectives and Strategies.” There can be no assurance that the Investment Adviser’s estimation of duration will be accurate or that the duration of a Portfolio will always remain within the Portfolio’s maximum target duration.

Portfolio Investment Objectives and Strategies

Money Market Portfolio

INVESTMENT OBJECTIVE

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Portfolio invests exclusively in:

■	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and related custodial receipts
■	U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks), but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder
■	Repurchase agreements pertaining thereto
■	Federal funds

Pursuant to an order of the Securities and Exchange Commission (“SEC”), the Money Market Portfolio may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

GENERAL INVESTMENT POLICIES

The Portfolio: The Money Market Portfolio’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act” or the “1940 Act”). Under Rule 2a-7, the Portfolio may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

Net Asset Value (“NAV”): The Portfolio seeks to maintain a stable NAV of $1.00 per unit.

Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.

Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

Diversification: Diversification can help the Portfolio reduce the risks of investing. In accordance with current regulations of the SEC, the Portfolio may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements or U.S. Government Securities. In addition, securities subject to certain guarantees or unconditional demand features are subject to different diversification requirements as described in the Additional Statement.

Credit Quality: Investments by the Money Market Portfolio must present minimal credit risk and be “First Tier Securities.” First Tier Securities are securities that are rated in the highest short-term ratings category by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”), or if only one NRSRO has assigned a rating, by that NRSRO; or have been issued or guaranteed by, or otherwise allow the Portfolio under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities. Securities without short-term ratings may be purchased only if they are deemed by the Investment Adviser, pursuant to procedures approved by the Board of Trustees, to be of comparable quality to First Tier Securities. NRSROs include Standard & Poor’s Ratings Group, Moody’s Investors Service, Inc. and Fitch Ratings. For a description of NRSRO rating categories, see the Additional Statement.

PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Ultra-Short Duration Government Portfolio

INVESTMENT OBJECTIVE

The Ultra-Short Duration Government Portfolio seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

PRINCIPAL INVESTMENT STRATEGIES

The Ultra-Short Duration Government Portfolio invests exclusively in:

■	U.S. Government Securities and related custodial receipts
■	Repurchase agreements pertaining thereto
■	Short-term obligations that are permitted investments for the Money Market Portfolio

Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of the Ultra-Short Duration Government Portfolio will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Fund expects these securities will be primarily mortgage-related securities. While there will be fluctuations in the NAV of the Ultra-Short Duration Government Portfolio, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest.

Duration (under normal interest rate conditions):
Target = Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index
Maximum = Two-Year U.S. Treasury Security

Expected Approximate Interest Rate Sensitivity: Nine-Month Treasury Bill

Credit Quality: U.S. Government Securities

Benchmarks: Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index

Short Duration Portfolio

INVESTMENT OBJECTIVE

The Short Duration Portfolio seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

PRINCIPAL INVESTMENT STRATEGIES

During normal market conditions, the Short Duration Portfolio intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by an NRSRO and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by the Short Duration Portfolio may include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans.

The Short Duration Portfolio may also invest in:

■	Other U.S. Government Securities and related custodial receipts
■	Repurchase agreements pertaining thereto
■	Short-term obligations that are permitted investments for the Money Market Portfolio

The Short Duration Portfolio will attempt, through the purchase of securities with short or negative durations, to limit the effect of interest rate fluctuations on the Portfolio’s NAV.

Duration (under normal interest rate conditions):
Target = Two-Year U.S. Treasury Security
Maximum = Three-Year U.S. Treasury Security

Expected Approximate Interest Rate Sensitivity: Two-Year U.S. Treasury Note

Credit Quality: Privately issued mortgage securities rated AAA or Aaa or AA or Aa by a NRSRO at the time of purchase; U.S. Government Securities

Benchmark: The Two-Year U.S. Treasury Index as reported by Merrill Lynch

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Portfolios in seeking to achieve their investment objectives. Each investment practice and technique will be utilized only to the extent permitted by NCUA Rules and Regulations. The table also highlights the differences among the Portfolios in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Portfolios’ annual/semi-annual reports. For more information, see Appendix A.

• No specific percentage limitation on usage;		Ultra-Short
limited only by the objectives and	Money	Duration	Short
strategies of the Portfolio	Market	Government	Duration
— Not permitted	Portfolio	Portfolio	Portfolio

Investment Practices

Investment Company Securities	—	—	• [1]

Mortgage Dollar Rolls	—	•	•

Repurchase Agreements	•	•	•

Securities Lending	—	• [2]	• [2]

When-Issued Securities	•	•	•

Investment Securities

Bank Obligations[3]	•	•	•

Custodial Receipts	•	•	•

U.S. Government Securities	•	•	•

Inverse Floating Rate Securities	—	•	•

Federal Funds[4]	•	•	•

Mortgage-Related Securities
Adjustable Rate Mortgage Loans	—	•	•
Fixed Rate Mortgage Loans	—	•	•
Collateralized Mortgage Obligations	—	•	•
Government Mortgage-Related Securities	•	•	•
Multiple Class Mortgage-Related Securities	—	•	•
Privately Issued Mortgage Pass-Through Securities	—	—	•

[1]	The Short Duration Portfolio may invest up to 10% of its total assets in the securities of other investment companies with policies limiting their investments to those authorized for federally chartered credit unions.
[2]	With respect to no more than 5% of net assets.
[3]	The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks).
[4]	The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks).

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any credit union and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration or any other governmental agency. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. None of the Portfolios should be relied upon as a complete investment program. There can be no assurance that a Portfolio will achieve its investment objective.

Ultra-Short
	Money	Duration	Short
• Applicable	Market	Government	Duration
N/A Not applicable	Portfolio	Portfolio	Portfolio

U.S. Government Securities	•	•	•

Stable NAV	•	N/A	N/A

Interest Rate	•	•	•

Credit/Default	•	•	•

Call	•	•	•

Extension	•	•	•

Derivatives	N/A	•	•

Market	•	•	•

Management	•	•	•

Liquidity	•	•	•

PRINCIPAL RISKS OF THE PORTFOLIOS

Risks

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although the issuers of many U.S. Government Securities purchased by the Portfolios, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Stable NAV Risk—The risk that the Money Market Portfolio will not be able to maintain a NAV per unit of $1.00 at all times. The Bond Portfolios are not exposed to this risk as they do not maintain a stable NAV; rather, the value of their units fluctuates.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Portfolio’s yield (and the market value of its fixed-income securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank (or a foreign branch of a U.S. bank) or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Portfolio’s investments in mortgage derivatives and other derivatives permitted by NCUA Rules and Regulations. These instruments may be leveraged so that small changes may produce disproportionate losses to a Portfolio.
■	Market Risk—The risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Portfolio will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

More information about the portfolio securities and investment techniques of the Portfolios, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

HOW THE PORTFOLIOS HAVE PERFORMED

The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio from year to year; and (b) the average annual total returns of the Portfolios and how the returns of the Bond Portfolios compare to those of broad-based securities market indices. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio’s performance would have been reduced.

You may obtain the Money Market Portfolio’s current yield by calling 1-800-342-5828 or 1-800-237-5678.

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

The total return for the 3-month period ended March 31, 2004 was +0.24%. Best Quarter Q4 ’00 +1.67% Worst Quarter Q1 ’04 +0.24%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2003	1 Year	5 Years	10 Years	Inception

Money Market Portfolio (Inception 5/17/88)	1.06%	3.63%	4.45%	5.11%

FUND PERFORMANCE

Ultra-Short Duration
Government Portfolio

TOTAL RETURN	CALENDAR YEAR

The total return for the 3-month period ended March 31, 2004 was +1.24%. Best Quarter Q4 ’00 +2.50% Worst Quarter Q2 ’94 +0.23%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2003	1 Year	5 Years	10 Years	Inception

Ultra-Short Duration Government Portfolio (Inception 7/10/91)	1.61%	4.81%	5.15%	5.14%
Six-Month U.S. Treasury Bill Index*	1.29%	3.95%	4.66%	4.61%
One-Year U.S. Treasury Note Index*	1.45%	4.40%	4.96%	5.02%
Lehman Brothers U.S. Short (1-2 Yr) Government Index**	1.89%	5.23%	5.54%	5.79%

*	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees or expenses.
**	The Lehman Brothers U.S. Short (1-2 Yr) Government Index is unmanaged and the Index figures do not reflect any deduction for fees or expenses.

Short Duration Portfolio

TOTAL RETURN	CALENDAR YEAR

The total return for the 3-month period ended March 31, 2004 was +1.38%. Best Quarter Q1 ’95 +3.47% Worst Quarter Q1 ’94 -0.46%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2003	1 Year	5 Years	10 Years	Inception

Short Duration Portfolio (Inception 10/9/92)	2.84%	5.62%	5.94%	5.90%
Two-Year U.S. Treasury Index*	2.23%	5.26%	5.51%	5.39%
Lehman Brothers U.S. Short (1-3 Yr) Government Index**	2.01%	5.50%	5.73%	5.68%

*	The Two-Year U.S. Treasury Index, as reported by Merrill Lynch, does not reflect any deduction for fees or expenses.
**	The Lehman Brothers U.S. Short (1-3 Yr) Government Index is unmanaged and the Index figures do not reflect any deduction for fees or expenses.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold units of the Portfolios.

			Ultra-Short
	Money		Duration	Short
	Market		Government	Duration
	Portfolio		Portfolio	Portfolio

Unitholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None		None	None
Maximum Deferred Sales Charge (Load)	None		None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None	None
Redemption Fees	None		None	None
Exchange Fees	None		None	None

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets):[1]
Management Fees	0.16%	[2]	0.20%	0.20%
Administration Fees	0.10%	[3]	0.10%	0.05%
Other Expenses	0.02%		0.03% [5]	0.05%

Total Portfolio Operating Expenses*	0.28%	[4]	0.33%	0.30%

*	As a result of current fee waivers and expense limitations, “Total Portfolio Operating Expenses” of the Portfolios which are actually incurred as of the date of the Portfolios’ semi-annual period ended February 29, 2004 are as set forth below. The expense limitations and fee waivers may be terminated at any time at the option of the Investment Adviser and Administrator. If this occurs, a Portfolio’s operating expenses may increase without unitholder approval.

			Ultra-Short
	Money		Duration	Short
	Market		Government	Duration
	Portfolio		Portfolio	Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees	0.07%	[2]	0.20%	0.20%
Administration Fees	0.02%	[3]	0.10%	0.05%
Other Expenses	0.03%		0.03% [5]	0.04%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	0.12%	[4]	0.33%	0.29%

Portfolio Fees and Expenses continued

1	The Portfolios’ annual operating expenses are based on actual expenses.
[2]	The management fee for the Money Market Portfolio is computed daily and payable monthly at annual rates equal to 0.20% of the first $300 million and 0.15% in excess of $300 million of the average daily net assets of the Portfolio. The Investment Adviser has voluntarily agreed to limit its advisory fee to 0.07% of the Portfolio’s average daily net assets. The limitation may be terminated at any time at the option of the Investment Adviser.
[3]	The Administrator has voluntarily agreed to limit its administration fee on the Money Market Portfolio to 0.02% of the Portfolio’s average daily net assets. The limitation may be terminated at any time at the option of the Administrator.
[4]	The Administrator has agreed to reduce or limit “Total Portfolio Operating Expenses” of the Money Market Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to 0.20% of the Portfolio’s average daily net assets.
[5]	The Administrator and the Investment Adviser have voluntarily agreed to reduce or limit “Other Expenses” (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses) of the Ultra-Short Duration Government Portfolio such that the Administrator will reimburse expenses that exceed 0.05% up to 0.10% of the Portfolio’s average daily net assets and the Investment Adviser will reimburse expenses that exceed 0.10% up to 0.15% of the Portfolio’s average daily net assets.

PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the fee waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Money Market	$29	$90	$157	$356

Ultra-Short Duration Government	$34	$106	$185	$418

Short Duration	$31	$97	$169	$381

Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser since 1990 and is an affiliate of Goldman Sachs. As of March 31, 2004, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $371.2 billion.

The Investment Adviser provides day-to-day advice regarding the Portfolios’ transactions. The Investment Adviser also performs the following services for the Portfolios:

■	Continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets
■	Performs various administrative and recordholder servicing functions (to the extent not provided by CUFSLP, as Administrator)

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Portfolio	Contractual Rate	August 31, 2003

Money Market	0.20% on first $300 million, 0.15% on remainder	0.07%

Ultra-Short Duration Government	0.20%	0.20%

Short Duration	0.20%	0.20%

The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

SERVICE PROVIDERS

ADMINISTRATOR

Callahan Credit Union Financial Services, LLLP (“CUFSLP”), a Delaware limited liability limited partnership in which 40 major credit unions are limited partners, acts as the Administrator of the Portfolios. In this capacity, CUFSLP periodically reviews the performance of the Investment Adviser, the Transfer Agent, the Distributors and the custodian of the Portfolios; provides facilities, equipment and personnel to serve the needs of investors; develops and monitors investor programs for credit unions; provides assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the Transfer Agent or the Portfolios; handles unitholder problems and calls relating to administrative matters; provides advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Portfolios; and provides other administrative services to the Portfolios. The administration fee payable to CUFSLP is described under “Portfolio Fees and Expenses.”

DISTRIBUTORS AND TRANSFER AGENT

Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504, a Delaware corporation, and Goldman Sachs, 85 Broad Street, New York, New York 10004, serve as the distributors (the “Distributors”) of units of the Portfolios. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Portfolios’ transfer agent (the “Transfer Agent”) and, as such, performs various unitholder servicing functions.

PORTFOLIO MANAGERS

The portfolio managers for the Bond Portfolios are:

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed Income Portfolio Management	Since 1991	Mr. Beinner joined the Investment Adviser as a portfolio manager in 1990.

James B. Clark Managing Director, Co-Head U.S. Fixed Income	Since 1994	Mr. Clark joined the Investment Adviser as a portfolio manager in 1994 after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

James P. McCarthy Managing Director	Since 1995	Mr. McCarthy joined the Investment Adviser as a portfolio manager in 1995.

Peter A. Dion Vice President	Since 1995	Mr. Dion joined the Investment Adviser as an analyst in 1992. From 1994 to 1995, he was an associate portfolio manager.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios or limit their investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of the Portfolios’ investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Portfolios could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolios may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. The Portfolios’ activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and

SERVICE PROVIDERS

financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Portfolios, and may also perform or seek to perform investment banking and financial services for those issuers.

LEGAL PROCEEDINGS INVOLVING GSAM

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, a portfolio of Goldman Sachs Trust (“GS Trust”), filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM and certain other defendants. In addition, other investment portfolios of the GS Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants. It should be noted that Trust for Credit Unions is not a party to this lawsuit.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the 1940 Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees, made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the 1940 Act. The plaintiffs in the case are seeking compensatory damages, punitive damages, rescission of GSAM’s investment advisory agreement and return of fees paid, an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments, restitution of all unlawfully or discriminatorily obtained fees and charges, and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote and the pending actions are not likely to materially affect GSAM’s ability to provide investment management services to its clients, including the Trust for Credit Unions.

Dividends

All or substantially all of the Money Market Portfolio’s net investment income (determined on a tax basis) will be declared as a dividend daily. Net short-term capital gains, if any, will be paid in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and may be reflected in daily dividend declarations. The Money Market Portfolio does not expect to realize long-term capital gains.

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Bond Portfolios’ net investment income (determined on a tax basis). The Bond Portfolios intend that all net realized long-term and short-term capital gains (after taking into account any available capital loss carryovers) will be declared and paid as a dividend at least annually.

You may choose to have dividends paid in:

■	Cash
■	Additional units of the same Portfolio
■	Units of the Money Market Portfolio (for reinvesting dividends accrued and paid with respect to the Bond Portfolios)

You may indicate your election on your Account Information Form. Any changes may be submitted in writing to Goldman Sachs or CFS at any time before the record date for a particular dividend or distribution. (If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Portfolio). The election with respect to short-term capital gains must be the same as the election with respect to the Portfolio’s net investment income dividends, that is, both must be received either in additional units or in cash. The election with respect to the long-term component, if any, of a Portfolio’s annual capital gains dividend may differ from such election with respect to such Portfolio’s monthly net investment income dividends.

The election to reinvest dividends and distributions in additional units will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the units. At the time of your purchase of units of either of the Bond Portfolios, a portion of the per unit NAV may be represented by undistributed income of the Portfolio or unrealized appreciation of the securities held by the Portfolio.

DIVIDENDS

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

	Investment		Capital Gains
	Income Dividends		Distributions

Portfolio	Declared	Paid	Declared and Paid

Money Market	Daily	Monthly	At Least Annually

Ultra-Short Duration Government	Daily	Monthly	Annually

Short Duration	Daily	Monthly	Annually

From time to time a portion of the Bond Portfolios’ dividends may constitute a return of capital.

Unitholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling units of the Portfolios. A unitholder may also utilize the SMARTPlus personal computer software system to buy and sell units and also obtain Portfolio and account information. For more information about such on-line purchasing options, please call Goldman Sachs at 1-800-621-2553.

Purchases of units of the Portfolios may be made only by Federal Reserve wire. There is no minimum for initial or subsequent investments nor are minimum balances required.

HOW TO BUY UNITS

Money Market Portfolio
You may purchase units of the Money Market Portfolio on any business day, which is any day on which units of the Portfolio are priced, as described below in “How Are Units Priced?”, at their NAV next determined after receipt of an order by wiring federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”). You may place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds Trust for Credit Unions 4900 Sears Tower, 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-342-5828 (8:00 a.m. to 4:30 p.m. New York time)

Units of the Money Market Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on units purchased as follows:

If an effective order is received:	Dividends begin:

■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Federal Reserve wires should be sent as early as possible, but must be received before the end of the business day, for a purchase order to be effective.

UNITHOLDER GUIDE

Ultra-Short Duration Government Portfolio and Short Duration Portfolio
You may purchase units of each of the Bond Portfolios on any business day, which is any day on which units of the Portfolios are priced, as described below in “How Are Units Priced?”, at their NAV next determined after receipt of an order by wiring federal funds to Northern. You may place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds Trust for Credit Unions 4900 Sears Tower, 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-342-5828 (8:00 a.m. to 4:30 p.m. New York time)

Dividends will begin to accrue as follows:

■	If a purchase order is received by Goldman Sachs by 4:00 p.m. New York time on a business day, units will be issued and dividends will begin to accrue on the purchased units on the next business day, provided that Northern receives the federal funds in respect to such order by such next business day.
■	If a purchase order is received by Goldman Sachs after 4:00 p.m. New York time, units will be issued and dividends will begin to accrue on the purchased units on the second business day thereafter, provided that Northern receives the federal funds with respect to such order by such second business day.

What Else Should I Know About Unit Purchases?
The following generally applies to purchases of units:

■	If payment in federal funds is not received within the periods stated above, your purchase order will be cancelled, and you will be responsible for any loss resulting to the Portfolios.
■	For your initial purchase of units of the Portfolios, you should promptly complete an Account Information Form, and mail it to Goldman Sachs Funds, Trust for Credit Unions, 4900 Sears Tower, 51st Floor, Chicago, Illinois 60606-6372 or Callahan Financial Services, Inc., 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036. You may not redeem units prior to receipt of such Account Information Form.
■	Goldman Sachs and/or CFS may from time to time, at their own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Portfolios. The amount of such compensation may be made on a one- time and/or periodic basis and, in the case of Goldman Sachs, may be up to 20% of the annual fees that are earned by Goldman Sachs as Investment Adviser to the Portfolios (after adjustments) and are attributable to units held by such customers. Such compensation does not represent an additional expense to the Portfolios or their unitholders, since it will be paid from the assets of Goldman Sachs, its affiliates or CFS.

The Portfolios and their Distributors reserve the right to:

■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers) for any reason in their discretion.

Customer Identification Program.
Federal law requires the Portfolios to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information, for certain investors who open an account with the Portfolios. Applications without the required information, or (where applicable) without an indication that a taxpayer identification number has been applied for, may not be accepted by the Portfolios. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Portfolios reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Portfolios; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolios are unable to verify an investor’s identity. The Portfolios and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Units Priced?
The price you pay or receive when you buy, sell or exchange units is a Portfolio’s next-determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Portfolio) - (Liabilities of the Portfolio) Number of Outstanding Units of the Portfolio

Money Market Portfolio

■	The NAV of the Money Market Portfolio is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Units will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	To help the Portfolio maintain its $1.00 constant unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized

UNITHOLDER GUIDE

cost will normally approximate market value. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.

Ultra-Short Duration Government Portfolio and Short Duration Portfolio
The investments of the Bond Portfolios are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, the fair value of the Bond Portfolios’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Portfolios’ Board of Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

■	NAV per unit is calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Units will normally not be priced on any day the New York Stock Exchange is closed.
■	When you buy units, you pay the NAV next calculated after the Bond Portfolios receive your order in proper form.
■	When you sell units, you receive the NAV next calculated after the Bond Portfolios receive your order in proper form.
■	NAV per unit will fluctuate as the values of portfolio securities change in response to changing market rates of interest, principal prepayments, yield spreads and other factors.

General Valuation Policies

■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Portfolio reserves the right to close at or prior to the BMA recommended closing time. If a Portfolio does so, it will cease granting same business day credit for purchase, redemption and exchange orders received after the Portfolio’s closing time and credit will be given to the next business day.
■	Each Portfolio reserves the right to advance the time by which purchase, redemption and exchange orders must be received for same business day credit as otherwise permitted by the SEC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than a Portfolio’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) unitholders accordingly based on the official closing NAV.

If an event that affects the value of a security occurs after the publication of market quotations used by the Portfolios to price their securities but before the close of trading on the New York Stock Exchange, the Fund in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

Note: The time at which transactions and units are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Fund may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 1-800-342-5828 or 1-800-CFS-5678.

HOW TO SELL UNITS

How Can I Sell Units Of The Portfolios?
You may arrange to take money out of your account by selling (redeeming) some or all of your units. Generally, the Portfolios will redeem your units without charge upon request on any business day at their next determined NAV after receipt of such request in proper form. Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Portfolio name
■ The dollar amount or number of units you want to sell
■ How and where to send the proceeds
■ Mail the request to: Goldman Sachs Funds Trust for Credit Unions 4900 Sears Tower, 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption and exchange privileges on your Account Information Form:
■ 1-800-342-5828 (8:00 a.m. to 4:30 p.m. New York time)

UNITHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Portfolios, the Distributors, the Administrator, the Investment Adviser and the Transfer Agent will not be liable for any loss you may incur in the event that the Portfolios accept unauthorized telephone redemption requests that the Portfolios reasonably believe to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and State Street each employ reasonable procedures specified by the Portfolios to confirm that such instructions are genuine. If reasonable procedures are not employed, a Portfolio may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemptions will be wired directly to the credit union, central credit union, or other depository account designated on the Account Information Form unless you provide written instructions signed by an authorized person designated on the Account Information Form indicating another credit union, or other depository accounts.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
You may arrange for your redemption proceeds to be wired as federal funds to the credit union, central credit union or other depository institution designated on your Account Information Form.

Money Market Portfolio
If a redemption request is received by Goldman Sachs before 3:00 p.m. New York time, the units to be redeemed do not earn income on the day the request is received, but proceeds are ordinarily wired on the same day. If such request is received by Goldman Sachs after such time and prior to 4:00 p.m. New York time, the units to be redeemed earn income on the day the request is received, and proceeds are ordinarily wired on the morning of the following business day.

Ultra-Short Duration Government Portfolio and Short Duration Portfolio
If a redemption request is received by Goldman Sachs by 4:00 p.m. New York time, the proceeds are ordinarily wired on the next business day. Units to be redeemed earn income with respect to the day the request is received. Also, units redeemed on a day immediately preceding a weekend or holiday continue to earn income until the next business day.

What Else Do I Need To Know About Redemptions?

■	If its authorized signature is guaranteed by a credit union, commercial bank, trust company, member firm of a national securities exchange or other eligible guarantor institution, a unitholder may change the designated credit union, central credit union or other depository account at any time upon written notice to Goldman Sachs. Additional documentation regarding any such change or regarding a redemption by any means may be required when deemed appropriate by Goldman Sachs, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.
■	Once wire instructions have been given to Northern, neither the Portfolios nor Goldman Sachs assumes responsibility for the performance of Northern or of any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with Northern or such intermediaries.
■	The right of a unitholder to redeem units and the date of payment by a Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC; or for such other period as the SEC may by order permit for the protection of unitholders of the Portfolio.
■	Units are redeemable at the option of a Portfolio if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the unitholders of the Portfolio. Because the Portfolios are offered solely to state and federally chartered credit unions, and to avoid the potential for adverse tax or other consequences to its unitholders, the Portfolios may redeem units that are owned at any time by any unitholder that is not a credit union (including a unitholder that was a credit union at the time of purchase but thereafter ceases to be a credit union).

Can My Dividends And Distributions From A Bond Portfolio Be Reinvested In The Money Market Portfolio?
You may elect to reinvest dividends and capital gain distributions paid by the Bond Portfolios in units of the same Bond Portfolio or in units of the Money Market Portfolio.

■	Units will be purchased at NAV.
■	Cross-reinvestment of dividends will be made to an identically registered account unless you provide written instructions signed by an authorized person designated on the Account Information Form indicating an account registered in a different name or with a different address or taxpayer identification number.

UNITHOLDER GUIDE

Can I Exchange My Investment From One Portfolio To Another?
You may exchange units of each Portfolio at NAV for units of any other Portfolio of the Trust. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Portfolio name
■ The dollar amount or number of units to be exchanged
■ Mail the request to: Goldman Sachs Funds Trust for Credit Unions 4900 Sears Tower, 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption and exchange privileges on your Account Information Form:
■ 1-800-342-5828 (8:00 a.m. to 4:30 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should read the Prospectus before making an exchange.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account.
■	The Portfolios reserve the right to reject any exchange request.

What Types Of Reports Will I Be Sent Regarding Investments In The Portfolios?
You will receive an annual report containing audited financial statements and a semi-annual report. All unitholders will be provided with an individual monthly statement for each Portfolio showing each transaction for the reported month. Unitholders of the Bond Portfolios will also be provided with a printed confirmation for each transaction in their accounts. A year-to-date statement for your account will be provided upon request made to Goldman Sachs.

Taxation

TAXATION OF UNITHOLDERS

If state and federally chartered credit unions meet all requirements of Section 501(c)(14)(A) of the Code, and all rules and regulations thereunder, they will be exempt from federal income taxation on any income, dividends or capital gains realized as the result of purchasing, holding, exchanging or redeeming units of the Portfolios.

FEDERAL TAXATION OF THE FUND

The Trust intends that each of its Portfolios will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. Each Portfolio is treated as a separate corporation for federal tax purposes and generally must comply with the qualification and other requirements applicable to regulated investment companies, without regard to the Trust’s other Portfolios. If a Portfolio otherwise complies with such provisions, then in any taxable year for which it distributes at least 90% of its investment company taxable income determined for federal income tax purposes (before any deduction for dividends paid), the Portfolio will be relieved of federal income tax on the amounts distributed. The Portfolios intend to distribute to their unitholders substantially all of each Portfolio’s net investment company taxable income and net capital gain.

The Code will impose a 4% excise tax if a Portfolio fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is not anticipated that this provision will have any material impact on the Portfolios or their unitholders.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to such Portfolio at the appropriate corporate rate without any reduction for distributions made to unitholders.

The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfolios.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

Risks of Fixed Income Securities. The Portfolios will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a Portfolio will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMS”) and mortgage-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

Risks of Derivative Investments. Derivative mortgage-related securities are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects super floaters and premium priced mortgage-related securities. The risk of slower than anticipated prepayments generally adversely affects floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-related securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. The Bond Portfolios may invest up to 15% of their net assets and the Money Market Portfolio may invest up to 10% of its net assets in illiquid securities, which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Securities that are not readily marketable
■	Repurchase agreements, federal funds loans and fixed time deposits with a notice or demand period of more than seven days
■	Loan participations of foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises where a substantial secondary market is absent
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because, for example, it is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid

Investing in restricted securities may decrease a Portfolio’s liquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover Rate. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Portfolio and its unitholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Portfolio’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the historical portfolio turnover rates of the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio.

Investment Criteria. If, after purchase by a Portfolio, an investment ceases to meet the investment criteria stated in this Prospectus, the Investment Adviser will consider whether the Portfolio should continue to hold the investment. Investments purchased prior to January 1, 1998 will be governed by the NCUA Rules and Regulations in effect when purchased, and the Portfolios may continue to hold such investments after that date subject to compliance with the NCUA Rules and Regulations.

APPENDIX A

B. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Portfolios, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without unitholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the ability of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuing agency, instrumentality or sponsored enterprise. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed as to principal and interest. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts. Interests in U.S. Government Securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Related Securities. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The Short Duration Portfolio may invest in privately-issued mortgage pass-through securities that are rated high quality and represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on residential properties, residential multi-family properties consisting of four or fewer units and mixed residential/commercial properties. (In conformance with the NCUA Rules and Regulations, the Short Duration Portfolio does not currently invest in commercial mortgage-related securities.)

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-related securities without insurance or guarantees may also be purchased by the Short Duration Portfolio if they have the required rating from an NRSRO. Some mortgage-related securities issued by private organizations may not be readily marketable.

Mortgage-related securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-related securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated

APPENDIX A

maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Portfolio may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Portfolio concentrates its investments in pools of mortgage-related securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Inverse Floating Rate Securities. The Bond Portfolios may, to the extent permitted by the NCUA, invest in leveraged inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Zero Coupon Securities. Each Portfolio may purchase zero coupon securities which are U.S. Government Securities and do not have maturity dates of more than ten years from the settlement date. Zero coupon securities are issued at a discount from their face value because interest payments are typically postponed until maturity. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The Bond Portfolios may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the current month. The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. The Portfolios do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

When-Issued Securities. Pursuant to NCUA Rules and Regulations, the Portfolios may purchase and sell securities in transactions that provide for their delivery by regular-way settlement. Regular-way settlement means that delivery of a security from a seller to a buyer is to be made within the time frame that the securities industry has established for that type of security.

In addition to purchasing and selling securities that have already been issued, the Portfolios may purchase or sell securities in when-issued transactions. In these transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities in order to secure what is considered to be an advantageous yield or price.

Like other transactions, the purchase of securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of when-issued securities involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolios will generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Portfolio may dispose of the securities prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. The Bond Portfolios may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is so invested in other investment securities, such collateral will be subject to market depreciation or appreciation and a Portfolio will be responsible for any loss that might result from its investment of the borrowers’ collateral. Any investments purchased with the cash (as well as other cash received in connection with the loan) must be permissible for federally chartered credit unions and must mature no later than the maturity of the

APPENDIX A

transaction. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 5% of the value of the net assets of a Bond Portfolio (including the loan collateral). A Bond Portfolio may experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Bond Portfolio or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Portfolio may enter into repurchase agreements with securities dealers and banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is not enforceable.

The Portfolios, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Other Investment Companies. The Short Duration Portfolio may invest in securities of other investment companies subject to the limitations prescribed by the Act. As of the date of this Prospectus, these limitations include a prohibition on the Portfolio acquiring more than 3% of the voting securities of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and/or restrictions that limit their investments to those authorized for federally chartered credit unions. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds which the Investment Adviser or any of its affiliates serve as investment adviser, administrator or distributor.

Bank Obligations. The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers’ acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Obligations of foreign branches of U.S. banks include fixed time deposits. Generally, fixed time deposits are not payable until maturity, but may permit early withdrawal subject to penalties which vary depending upon market conditions and the remaining maturity of the obligations.

The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations or that deposits may be seized or nationalized.

Federal Funds. The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder.

Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank (a “Fed Member Bank”). A loan of federal funds is an unsecured loan to a Fed Member Bank at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds. Loans of federal funds are not insured by the Federal Deposit Insurance Corporation. In the event the borrower of federal funds enters a bankruptcy or other insolvency proceeding, the Portfolios could experience delays and incur

APPENDIX A

expenses in recovering cash. Further, the possibility exists that in such an instance, the borrowing institution may not be able to repay the loaned funds. Creditworthiness is, therefore, of particular importance given the unsecured nature of federal funds borrowings. The Portfolios will limit federal funds lending to those member Fed Member Banks whose creditworthiness has been reviewed and found by the Investment Adviser to be comparable in quality to securities rated high quality by an NRSRO.

Borrowing. The Portfolios may not borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of a Portfolio’s net assets.

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years and for the six-month period ended February 29, 2004. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all distributions). The information for the fiscal years ended on or after August 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request without charge). The information for all years prior to the fiscal year ended August 31, 2000 has been audited by the Portfolios’ previous independent auditors who have ceased operations. The information for the six-month period ended February 29, 2004 is unaudited and is included with the Portfolios’ financial statements in the Portfolios’ semi-annual report (also available upon request without charge).

MONEY MARKET PORTFOLIO

	Six Months
	Ended
	February 29,	Years Ended August 31,
	2004
	(Unaudited)	2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:(a)

Net investment income	0.005	0.01	0.02	0.05	0.06	0.05

Distributions to unitholders:

From net investment income	(0.005)	(0.01)	(0.02)	(0.05)	(0.06)	(0.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.48%	1.25%	1.99%	5.42%	5.95%	5.09%

Net assets at end of period (000’s)	$1,159,892	$1,223,006	$1,816,545	$1,981,814	$446,474	$1,068,369

Ratio of net expenses to average net assets	0.12% (c)	0.11%	0.11%	0.11%	0.12%	0.13%

Ratio of net investment income to average net assets	0.96% (c)	1.25%	1.97%	4.80%	5.71%	4.94%

Ratios assuming no expense reductions:

Ratio of total expenses to average net assets	0.29% (c)	0.28%	0.28%	0.28%	0.30%	0.30%

Ratio of net investment income to average net assets	0.79% (c)	1.08%	1.80%	4.63%	5.53%	4.77%

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one year are not annualized.
(c)	Annualized.

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

	Six Months
	Ended
	February 29,	Years Ended August 31,
	2004
	(Unaudited)	2003	2002		2001		2000	1999

Net asset value, beginning of period	$9.58	$9.73	$9.72		$9.63		$9.65	$9.79

Income from investment operations:

Net investment income	0.11 (a)	0.26 (a)	0.38	(a),(d)	0.61	(a)	0.59 (a)	0.54

Net realized and unrealized gain (loss) on investments	0.03	(0.07)	0.09	(d)	0.08		(0.04)	(0.14)

Total from investment operations	0.14	0.19	0.47		0.69		0.55	0.40

Distributions to unitholders:

From net investment income	(0.15)	(0.34)	(0.46)		(0.60)		(0.57)	(0.54)

Net asset value, end of period	$9.57	$9.58	$9.73		$9.72		$9.63	$9.65

Total return(b)	1.47%	1.97%	4.94%		7.38%		5.90%	4.25%

Net assets at end of period (000’s)	$1,517,884	$1,487,994	$1,057,429		$607,213		$539,803	$693,157

Ratio of net expenses to average net assets	0.33% (e)	0.33%	0.34%		0.34%		0.34%	0.33%

Ratio of net investment income to average net assets	2.29% (e)	2.70%	3.88%(d)		6.27%		6.15%	5.60%

Portfolio turnover rate(c)	49%	128%	122%		35%		61%	153%

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one year are not annualized.
(c)	Includes the effect of mortgage dollar roll transactions, if any.
(d)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of these changes for the year ended August 31, 2002 was to decrease net investment income per unit by $0.05, increase net realized and unrealized gains and losses per unit by $0.05, and decrease the ratio of net investment income to average net assets by 0.53%. Per unit data for years prior to September 1, 2001 have not been restated to reflect this change in presentation.
(e)	Annualized.

SHORT DURATION PORTFOLIO

	Six Months
	Ended
	February 29,	Years Ended August 31,
	2004
	(Unaudited)	2003	2002		2001		2000	1999

Net asset value, beginning of period	$9.74	$9.93	$9.84		$9.56		$9.57	$9.90

Income from investment operations:

Net investment income	0.17 (a)	0.36 (a)	0.51	(a),(d)	0.62	(a)	0.60 (a)	0.57

Net realized and unrealized gain (loss) on investments	0.10	(0.09)	0.12	(d)	0.27		(0.02)	(0.33)

Total from investment operations	0.27	0.27	0.63		0.89		0.58	0.24

Distributions to unitholders:

From net investment income	(0.19)	(0.46)	(0.54)		(0.61)		(0.59)	(0.57)

Net asset value, end of period	$9.82	$9.74	$9.93		$9.84		$9.56	$9.57

Total return(b)	2.79%	2.74%	6.60%		9.60%		6.30%	2.51%

Net assets at end of period (000’s)	$778,214	$794,989	$377,752		$481,266		$455,283	$492,605

Ratio of net expenses to average net assets	0.29% (e)	0.30%	0.31%		0.30%		0.30%	0.29%

Ratio of net investment income to average net assets	3.47% (e)	3.64%	5.14%	(d)	6.35%		6.27%	5.87%

Portfolio turnover rate(c)	110%	275%	170%		164%		84%	168%

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one year are not annualized.
(c)	Includes the effect of mortgage dollar roll transactions, in any.
(d)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began reclassifying all paydown losses to income. The effect of these changes for the year ended August 31, 2002 was to decrease net investment income per unit by $0.04, increase net realized and unrealized gains and losses per unit by $0.04 and decrease the ratio of net investment income to average net assets by 0.43%. Per unit data for years prior to September 1, 2001 have not been restated to reflect this change in presentation.
(e)	Annualized.

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Index

1 General Investment Management Approach

5 Portfolio Investment Objectives and Strategies
5	Money Market Portfolio
7	Ultra-Short Duration Government Portfolio
8	Short Duration Portfolio

9 Other Investment Practices and Securities

10 Principal Risks of the Portfolios

13 Portfolio Performance

17 Portfolio Fees and Expenses

20 Service Providers

24 Dividends

26 Unitholder Guide
26	How to Buy Units
30	How to Sell Units

34 Taxation

35 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

44 Appendix B Financial Highlights

Trust For Credit Unions Prospectus

FOR MORE INFORMATION

Annual/ Semi-annual Report
Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports to unitholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Money Market, Ultra-Short Duration Government and Short Duration Portfolios’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-342-5828 or CFS at 1-800-237-5678.

To obtain other information and for unitholder inquiries:

■ By telephone:	1-800-342-5828 or 1-800-CFS-5678

■ By mail:	Goldman, Sachs & Co., Trust for Credit Unions,
4900 Sears Tower, 51st Floor
Chicago, Illinois 60606-6372 or
Callahan Financial Services, Inc.,
1001 Connecticut Avenue, N.W., Suite 1001,
Washington, D.C. 20036

■ By e-mail:	gs-funds@gs.com or info@trustcu.com

■ On the Internet- (text-only versions)	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com (Prospectus Only) CFS – http://www.trustcu.com

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to the SEC’s e-mail address at publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090. This Prospectus is intended for use by state and federally chartered credit unions that are exempt from federal income taxation.

The Portfolios’ investment company registration number is 811-5407.

TCUPRO 04

PART B

STATEMENT OF ADDITIONAL INFORMATION

TRUST FOR CREDIT UNIONS
4900 Sears Tower
Chicago, Illinois 60606-6303

• Money Market Portfolio

• Ultra-Short Duration Government Portfolio
(formerly, the Government Securities Portfolio)

• Short Duration Portfolio
(formerly, the Mortgage Securities Portfolio)

This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus dated June 29, 2004 (the “Prospectus”), relating to the offering of units of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio of the Trust for Credit Unions (collectively, the “Portfolios”). A copy of the Prospectus may be obtained without charge from Goldman, Sachs & Co. at (800) 342-5828 or Callahan Financial Services, Inc. at (800) 237-5678.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent public auditors, for each Portfolio contained in the Portfolios’ 2003 annual report are incorporated herein by reference in the section “Financial Statements.” The financial statements for the six-month period ended February 29, 2004 contained in the Portfolios’ semi-annual report are unaudited and also are incorporated by reference into this Additional Statement. The annual and semi-annual reports may be obtained by writing the address above or calling the toll-free numbers above. No other portions of the Portfolios’ annual report or semi-annual reports are incorporated herein by reference.

The date of this Additional Statement is June 29, 2004.

TABLE OF CONTENTS

General Investment Management Approach
Portfolio Investment Objectives and Strategies
Money Market Portfolio
Ultra-Short Duration Government Portfolio
Short Duration Portfolio
Other Investment Practices and Securities
Principal Risks of the Portfolios
Portfolio Performance
Portfolio Fees and Expenses
Service Providers
Dividends
Unitholder Guide
How to Buy Units
How to Sell Units
Taxation
Appendix A Additional Information on Portfolio Risks, Securities and Techniques
Appendix B Financial Highlights
Index
Trust For Credit Unions Prospectus

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN ITS NET ASSET VALUE PER UNIT AT $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.

B-3

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN ITS NET ASSET VALUE PER UNIT AT $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.

INTRODUCTION

Trust for Credit Unions (the “Fund” or the “Trust”) is an open-end, diversified, management investment company (commonly known as a “mutual fund”) offered only to state and federally chartered credit unions. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. This Additional Statement relates to the offering of the units of the Fund’s Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (individually, a “Portfolio”). Prior to the date of this Additional Statement, the Ultra-Short Duration Government Portfolio was known as the Government Securities Portfolio and the Short Duration Portfolio was known as the Mortgage Securities Portfolio.

As stated in the Prospectus, under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of the Ultra-Short Duration Government Portfolio will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. For purposes of this policy, the term “net assets” includes any borrowings for investment purposes. To the extent required by the regulations of the Securities and Exchange Commission (“SEC”), the Ultra-Short Duration Government Portfolio will provide its unitholders with sixty days’ notice in the manner prescribed by the SEC before any change is made to the Portfolio’s policy stated in this paragraph.

The Fund was established under Massachusetts law by an Agreement and Declaration of Trust dated September 24, 1987 (the “Declaration of Trust”). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. Investment in the Portfolios relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.

High Current Income. The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high-quality money market investments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios (the “Bond Portfolios”) seek to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. The Bond Portfolios invest in longer-term, higher-yielding securities than a money market fund, and may utilize certain investment techniques not available to a money market fund. Similarly, the yields of the Bond Portfolios are expected to exceed those offered by bank certificates of deposit and money market accounts. However, the Bond Portfolios do not maintain a constant net asset value per unit and are subject to greater fluctuation in the value of their units than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in units of the Portfolios are not insured or guaranteed by any government agency.

Relative Stability of Principal. Unlike the Money Market Portfolio which seeks to maintain its net asset value per unit at $1.00 (although there is no assurance that the Money Market Portfolio will be able to do so on a continuous basis), the Bond Portfolios’ net asset values per unit fluctuate. It is expected that over the long-term the volatility of the Bond Portfolios will be low in relation to longer-term bond funds; however, there may be a loss of principal. The Ultra-Short Duration Government Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration equal to that of a Two-Year U.S. Treasury security and a target duration no shorter than that of a Six-Month U.S. Treasury bill and no longer than that of the One-Year U.S. Treasury Note Index. Similarly, the Short Duration Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration that will not exceed that of a Three-Year U.S. Treasury security and a target duration equal to that of a Two-Year U.S. Treasury security and by utilizing certain active management techniques to hedge interest rate risk. Duration is a measure of the price sensitivity of the Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, and is reviewed and recalculated daily. However, there is no assurance that these strategies will be successful. There can be no assurance that Goldman Sachs Asset Management, L.P.’s (“GSAM’s” or the “Investment Adviser’s”) estimation of a Portfolio’s duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.

Liquidity. Because the Portfolios’ units may be redeemed upon request of a unitholder on any business day at net asset value, the Portfolios offer greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.

Experienced Professional Management. Successfully creating and managing a diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of GSAM’s portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities. At March 31, 2004, they were responsible for approximately $111.8 billion in fixed-income assets.

A Sophisticated Investment Process. The Portfolios’ investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. mortgage and other markets. GSAM’s portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.

In planning each Portfolio’s strategy, the managers are able to draw upon the economic and fixed income research resources of Goldman, Sachs & Co. (“Goldman Sachs”). They also have access to Goldman Sachs’ proprietary models. Among the quantitative techniques used in the Bond Portfolios’ investment processes are:

• option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market conditions change; and

• analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

The portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.

Convenience of a Fund Structure. The Bond Portfolios eliminate many of the complications that direct ownership of mortgage securities entails. For example, most mortgage-related securities generate monthly payments of both principal and interest, just as the underlying mortgages do. To conserve their principal, investors must make a special effort to segregate and reinvest the principal portion of each payment on their own. The Bond Portfolios relieve investors of this burden by automatically reinvesting principal payments (determined on a tax basis) within the Portfolio and distributing current income in the monthly dividend payments.

MANAGEMENT

The Declaration of Trust provides that, subject to its provisions, the business of the Fund shall be managed by the Fund’s Trustees. The Declaration of Trust provides that (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to the Trustees’ general supervision, advisory and administration services and duties and also including distribution, custodian, transfer and dividend disbursing agency, unitholder servicing and accounting services and duties; (b) a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law; and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).

Trustees of the Fund

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

Independent Trustees

				Number
		Term		of
		of		Portfolios
		Office		in Fund
		and		Complex	Other
	Position(s)	Length	Principal	Overseen	Directorships
Name, Age and	Held with	of Time	Occupation(s)	by	Held by
Address[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
James C. Barr Age: 68	Trustee	Since 1989	Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); and Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Edgar F. Callahan Age: 76	Trustee	Since 1989	Partner, Member Value Network (March 2003-Present); and Chief Executive Officer, PATELCO Credit Union (October 1987–December 2002).	3	None

Robert M. Coen Age: 64	Trustee	Since 1989	Professor of Economics, Northwestern University.	3	None

Thomas S. Condit Age: 62	Trustee	Since 1989	Retired; Director, American Communities Property Trust (March 2003-Present); Partner, New Media Publishing, Inc. (January 1996-August 1998).	3	None

				Number
		Term		of
		of		Portfolios
		Office		in Fund
		and		Complex	Other
	Position(s)	Length	Principal	Overseen	Directorships
Name, Age and	Held with	of Time	Occupation(s)	by	Held by
Address[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
Rudolph J. Hanley Age: 61	Trustee	Since 2003	President and Chief Executive Officer, Orange County Federal Teachers Credit Union (September 1982-Present).	3	None

Betty G. Hobbs Age: 65	Trustee	Since 1996	President and Chief Executive Officer, Tennessee Teachers Credit Union (over 25 years).	3	None

Gary Oakland Age: 51	Vice Chairman and Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-Present).	3	None

D. Michael Riley Age: 57	Chairman and Trustee	Since 2000	President Strategic Planning, D. Michael Riley & Associates (July 1996-Present).	3	None

Wendell A. Sebastian Age: 60	Trustee	Since 1989	President and Chief Executive Officer, GTE Federal Credit Union (January 1998-Present); and President, Callahan Financial Services, Inc. (“CFS”) (July 1996-January 1998).	3	None

Interested Trustees

Number
		Term		of
		of		Portfolios
		Office		in Fund
		and		Complex	Other
	Position(s)	Length	Principal	Overseen	Directorships
Name, Age and	Held with	of Time	Occupation(s)	by	Held by
Address[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
John T. Collins[5] Age: 57	Trustee	Since 1989	Partner, Steptoe & Johnson (law firm) (January 1985-Present).	3	None

1 Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services, LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.

2 Each Trustee serves for an indefinite term until the next meeting of unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

3 The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

5 Mr. Collins is considered to be an “Interested Trustee” because his law firm has provided legal services to Goldman Sachs within the last two fiscal years of the Fund.

Officers of the Fund

Information pertaining to the officers of the Fund is set forth below.

Term of
Office
and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address	Trust	Served[1]	During Past 5 Years
Charles W. Filson, 59 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20016	President	Since 1998	Director and President, CFS (November 2001-Present); and Treasurer, CFS (October 1987-Present).

Jesse Cole, 40 4900 Sears Tower Chicago, IL 60606-6303	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996-June 1998).

James A. Fitzpatrick, 44 32 Old Slip 17th Floor New York, NY 10005	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); Vice President, GSAM (April 1997-December 1999); and Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (October 1997-Present).

Christopher Keller, 38 4900 Sears Tower Chicago, IL 60606-6303	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997-Present); and Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (October 2000-Present).

Term of
Office
and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address	Trust	Served[1]	During Past 5 Years
John M. Perlowski, 39 32 Old Slip 17th Floor New York, NY 10005	Treasurer	Since 1998	Managing Director, Goldman Sachs (December 2003-Present); Vice President, Goldman Sachs (July 1995-December 2003); and Treasurer, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present).

Peter W. Fortner, 46 32 Old Slip 17th Floor New York, NY 10005	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (July 2000-Present); Assistant Treasurer, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (August 2000–Present); Treasurer, The Commerce Funds (March 2003-Present); Associate, Prudential Insurance Company of America (November 1985-June 2000); and Assistant Treasurer, certain closed-end Funds administered by Prudential (1999 and 2000).

Philip V. Giuca, Jr., 42 10 Hanover Square 22nd Floor New York, NY 10004	Assistant Treasurer	Since 1998	Assistant Treasurer, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present); and Vice President, Goldman Sachs (May 1992-Present).

Howard B. Surloff, 39 One New York Plaza 37th Floor New York, NY 10005	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002–Present); General Counsel to the U.S. Funds Group (December 1997-Present); Secretary, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

Term of
Office
and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address	Trust	Served[1]	During Past 5 Years
Elizabeth D. Anderson, 34 32 Old Slip 24th Floor New York, NY 10005	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (November 2002-Present); Assistant Secretary, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present); and Fund Manager, GSAM (April 1996-Present).

Deborah A. Farrell, 32 One New York Plaza 37th Floor New York, NY 10005	Assistant Secretary	Since 1996	Legal Products Analyst, Goldman Sachs (December 1998-Present); Assistant Secretary, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present); Legal Assistant, Goldman Sachs (January 1996-December 1998); and Assistant Secretary to the Funds Group (1996-Present).

Kaysie P. Uniacke, 43 32 Old Slip 18th Floor New York, NY 10005	Assistant Secretary	Since 1995	Partner, Goldman Sachs (October 2002 – Present); Managing Director, GSAM (since 1997); Vice President and Senior Fund Manager, Goldman Sachs (1988-1997); Trustee, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (2001-Present); and President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (2002-Present).

1 Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

Certain officers hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser and/or distributor.

Beneficial Ownership of Portfolio Units

Units of each Portfolio of the Fund are offered solely to state and federally chartered credit unions. For information about units of the Fund owned by credit unions of which certain Trustees are officers, see “Description of Units” below.

Standing Board Committees

The Board of Trustees has established four standing committees – Audit, Valuation, Dividend and Amortized Cost.

The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent certified public auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. Messrs. Barr, Condit and Hanley currently serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended August 31, 2003.

The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Portfolios in accordance with the Trust’s Valuation Procedures. Messrs. Barr and Hanley serve on the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended August 31, 2003.

The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Portfolio’s prospectus. Currently, the sole member of the Trust’s Dividend Committee is Mr. Hanley. The Dividend Committee held twelve meetings during the fiscal year ended August 31, 2003.

The Amortized Cost Committee is authorized to act for the Board of Trustees in connection with certain matters relating to the amortized cost procedures adopted by the Board in connection with the pricing of units of the Money Market Portfolio for purchase, redemption and exchange transactions. Messrs. Barr, Condit and Coen serve on the Amortized Cost Committee. The Amortized Cost Committee did not meet during the fiscal year ended August 31, 2003.

Board Compensation

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended August 31, 2003.

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as	from Trust and
Name of Trustee	from the Trust	Part of Trust’s Expense	Fund Complex[1]
James C. Barr	$17,500	-0-	$17,500
Jonathan A. Beinner[2]	-0-	-0-	-0-
Edgar F. Callahan	$16,000	-0-	$16,000
Robert M. Coen	$17,500	-0-	$17,500
John T. Collins	$17,500	-0-	$17,500
Thomas S. Condit	$16,000	-0-	$16,000
Rudolph J. Hanley[3]	$12,000	-0-	$12,000
Betty G. Hobbs	$16,000	-0-	$16,000
Gary Oakland	$16,000	-0-	$16,000
D. Michael Riley	$16,000	-0-	$16,000
Wendell A. Sebastian	-0-	-0-	-0-

[1]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

[2]	Mr. Beinner resigned from the Board of Trustees on March 24, 2003.

[3]	Mr. Hanley was appointed to the Board of Trustees on March 24, 2003.

Code of Ethics

The Trust, its Investment Adviser and its distributors have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Fund.

ADVISORY AND OTHER SERVICES

Investment Adviser

As stated in the Prospectus, GSAM, formerly called Goldman Sachs Funds Management, L.P., 32 Old Slip, New York, New York 10005, acts as the Fund’s investment adviser. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs, served as the investment adviser. In April 2003, GSAM assumed investment advisory responsibilities for the Portfolios.

As investment adviser, GSAM continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets. Goldman Sachs’ administrative obligations include, subject to the general supervision of the Trustees, (a) providing supervision of all aspects of the Fund’s non-investment operations not performed by others pursuant to the Fund’s administration agreement or custodian agreement; (b) providing the Fund, to the extent not provided pursuant to such agreements or the Fund’s transfer agency agreement, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Fund’s expense, of its tax returns, reports to unitholders, periodic updating of the Prospectus and reports filed with the SEC and other regulatory authorities; (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and necessary office equipment and services; (e) maintaining all of the Fund’s records other than those maintained pursuant to such agreements; (f) to the extent requested by the Trustees of the Fund, negotiating changes to the terms and provisions of the Fund’s administration agreement, the custodian agreement and the distribution agreement with Callahan Financial Services, Inc.; and (g) reviewing and paying (or causing to be paid) all bills or statements for services rendered to the Fund.

The advisory agreement provides that GSAM may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, GSAM will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify GSAM against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.

On March 22, 2004, the Board of Trustees, including a majority of the non-interested Trustees, approved the continuance of the Fund’s advisory agreement with respect to each Portfolio until March 30, 2005. At that meeting the Board of Trustees reviewed the written and oral presentations provided by GSAM in connection with the Trustees’ consideration of the advisory agreement. The Trustees also reviewed, with the advice of counsel, their responsibilities under applicable law. The Trustees considered the investment performance of the Portfolios and the contractual fees payable by the Portfolios and the net fees paid by the Portfolios in light of both current and past asset levels. The Trustees also considered the revenues received by GSAM from the Portfolios for its investment advisory services and for other, non-investment management services and its expenses in providing such services. In addition, the Trustees considered the personnel and resources of GSAM, and the overall nature and quality of GSAM’s services. After consideration of GSAM’s presentations, the Trustees determined that the advisory agreement was fair and in the interests of the respective Portfolios and their shareholders. In reaching this conclusion, the Trustees believed that the fee rates and ordinary operating expense ratios were, in general, low compared to mutual fund industry averages; that the personnel providing services to the Portfolios were qualified; that the financial condition of the service providers was satisfactory; and that the service providers were responsive to the Trustees’ requests. The Trustees were also satisfied with the investment advisory, administration and distribution services provided to the Portfolios.

The advisory agreement will continue in effect from year to year with respect to a particular Portfolio after March 30, 2005, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding units of such Portfolio (as defined under “Investment Restrictions”) or by a majority of the Trustees of the Fund; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding units of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to GSAM or by GSAM on 60 days’ written notice to the Fund.

Expenses borne by the Money Market and the Bond Portfolios include, subject to the limitations described in the Prospectus, the fees payable to GSAM and Callahan Credit Union Financial Services, LLLP, the fees and expenses of the Fund’s custodian, filing fees for the registration or qualification of Portfolio units under federal and state securities laws, expenses of the organization of the Portfolios, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or laws arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Portfolios’ unitholders and regulatory authorities, and compensation and expenses of the Trustees.

For the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 2001, the advisory fees paid by each Portfolio were as follows:

	2003		2002		2001
Money Market Portfolio	$1,171,251	+	$1,380,250	+	$955,003	+
Ultra-Short Duration Government Portfolio	$2,495,125		$1,466,390		$1,078,423
Short Duration Portfolio	$1,176,907		$912,713		$923,277

+	Waived additional advisory fees in the amount of $1,488,573, $1,727,429 and $1,241,431, respectively, for such periods. Without waivers, the Money Market Portfolio would have paid advisory fees of $2,659,824, $3,107,679 and $2,196,434, respectively, for such periods.

Distributors

Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, N.W., Suite 10001, Washington, DC 20036-5504, a Delaware corporation, and Goldman, Sachs & Co., 32 Old Slip, New York, New York 10005, serve as the distributors of the Fund. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

CFS and Goldman Sachs have entered into distribution agreements with the Fund to sell units of the Portfolios upon the terms and at the current offering price described in the Prospectus. Units of the Fund are offered and sold on a continuous basis by the distributors, acting as agent. CFS and Goldman Sachs are not obligated to sell any certain number of units of the Portfolios.

Transfer Agent

Under its transfer agency agreement, Goldman Sachs serves as transfer agent and dividend disbursing agent for the Fund. Goldman Sachs has undertaken to the Fund to (a) process and provide confirmations for purchase and redemption transactions; (b) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Fund; (c) establish and maintain separate accounts with respect to each unitholder; (d) provide periodic statements showing account balances; and (e) provide for dividends or distributions to unitholders.

As compensation for the services rendered to the Fund as transfer agent, Goldman Sachs is entitled to a fee of $18 per year for each unitholder account plus reimbursement for certain expenses.

For the last three fiscal years, the transfer agency fees accrued by each Portfolio were as follows:

	2003		2002		2001
Money Market Portfolio	$—	*	$—	*	$—	*
Ultra-Short Duration Government Portfolio	$5,352		$4,668		$4,668
Short Duration Portfolio	$3,098		$1,562		$1,562

* The transfer agent received no fees for the periods indicated above.

Administrator

As stated in the Prospectus, Callahan Credit Union Financial Services, LLLP (“CUFSLP”) acts as administrator for the Fund. In carrying out its duties, CUFSLP has undertaken to (a) review the preparation of reports and proxy statements to unitholders, the periodic updating of the Prospectus, this Additional Statement and the Registration Statement and the preparation of all other reports filed with the SEC; (b) periodically review the services performed by the Investment Adviser, the custodian, the distributors and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate; (c) negotiate changes to the terms and provisions of the Fund’s advisory agreement, the custodian agreement, the transfer agency agreement and the distribution agreement with Goldman Sachs, to the extent requested by the Trustees of the Fund; and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.

In addition, CUFSLP has undertaken to (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle unitholder inquiries; (b) develop and monitor investor programs for credit unions; (c) provide assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund; (d) inform GSAM in connection with the portfolio management of the Fund as to anticipated purchases and redemptions by unitholders and new investors; (e) provide information and assistance in connection with the registration of the Fund’s units in accordance with state securities requirements; (f) make available and distribute information concerning the Fund to unitholders as requested by the Fund; (g) handle unitholder problems and calls relating to administrative matters; (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; (i) provide assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Fund or the Fund’s independent accountants; (j) furnish stationery and office supplies; and (k) generally assist in the Fund’s operations.

For the last three fiscal years, the administration fees earned by CUFSLP were as follows:

	2003		2002		2001
Money Market Portfolio	$334,643	*	$394,357	*	$272,858	*
Ultra-Short Duration Government Portfolio	$1,247,562		$733,195		$539,211
Short Duration Portfolio	$294,227		$228,178		$230,819

*	Waived additional administration fees in the amount of $1,338,573, $1,577,429 and $1,091,432, respectively.

The administration agreement will remain in effect until March 30, 2005, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding units of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to CUFSLP or by CUFSLP on 60 days’ written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).

The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.

The credit unions listed below are currently the limited partners with equal interests in CUFSLP, which assisted in the creation of Trust for Credit Unions in conjunction with Goldman Sachs. As of March 31, 2004, these credit unions had total assets of approximately $79.5 billion from 25 different states.

John Fenton, President
Affinity Federal Credit Union

Kyle Markland, President
Bob Larson, Chief Financial Officer
Affinity Plus Federal Credit Union

J. David Osborn, President
Larry Hoffman, Chief Financial Officer
Anheuser-Busch Employees Credit Union

Larry Morgan, President
APCO Employees Credit Union

Douglas Ferraro, President
Steven Davis, Chief Financial Officer
Bellco Credit Union

Gary Oakland, President
T. Brad Canfield, Senior Vice President
Boeing Employees Credit Union

Eldon Arnold, Chief Executive Officer
Sandy Andrews, Sr. Vice President
Citizens Equity First Credit Union

Dean Nelson, President
Bryan Bennett, Executive Vice President
City-County Federal Credit Union

Larry T. Wilson, Chief Executive Officer
Ralph Reardon, Chief Financial Officer
Coastal Federal Credit Union

Dennis Pierce, President
Dennis Mann, Senior Vice President
Community America Credit Union

Mark Shobe, President
DFCU Financial Credit Union

Carlo Cestra, President
Jim Regan, Chief Financial Officer
Digital Federal Credit

Thomas E. Sargent, President
Michael Osborne, Chief Financial Officer
First Technology Credit Union

Wendell Sebastian, President
Rich Helber, Chief Financial Officer
GTE Federal Credit Union

Theresa Halleck, President/Chief Executive Officer
Donna Bland, Senior Vice President/Chief Financial Officer
The Golden 1 Credit Union

Jean Yokum, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union

Douglas M. Allman, President
Rhonda Bazey, Vice President-Finance
NASA Federal Credit Union

Lindsay Alexander, President
Tim Duvall, Vice President
NIH Federal Credit Union

Brian McDonnell, President
Brady Cole, Chief Financial Officer
Navy Federal Credit Union

Brad Beal, President
Paul Parrish, Sr. Vice President
Nevada Federal Credit Union

Terry Laudick, President
Sandra Chavez, Chief Financial Officer
New Mexico Educators Federal Credit Union

Rudy Hanley, President
Orange County Teachers Federal Credit Union

Andrew Hunter, President
Patelco Credit Union

John LaRosa, Chief Operating Officer
Police & Fire Federal Credit Union

Wayne Bunker, President
Linda Bruzzone, Chief Financial Officer
Provident Central Credit Union

Jeffrey Farver, President
Stephen Hennigan, Chief Financial Officer
San Antonio Federal Credit Union

Doug Samuels, President
Tom Baldwin, Chief Financial Officer
Space Coast Credit Union

Stephan Winninger, President
Brian McVeigh, Chief Financial Officer
State Employees Credit Union of Michigan

Richard Krauland, President
Scott Winwood, Chief Financial Officer
Steel Works Community Federal Credit Union

Thomas Dorety, President/Chief Executive Officer
Linda Darling, Executive Vice President/Chief Financial Officer
Suncoast Schools Federal Credit Union

Richard Rice, Chief Executive Officer
Amy Sink, Chief Financial Officer
Teachers Credit Union

Betty Hobbs, President
Tennessee Teachers Credit Union

Ed Speed, President/Chief Executive Officer
Texas Dow Employees Credit Union

Paul Horgen, President
Think Federal Credit Union

Patsy Van Ourwerkerk, Chief Executive Officer
Barry Nelson, Chief Financial Officer
Travis Federal Credit Union

Gregory Blount, President

Ralph Cheplak, Chief Financial Officer
Tropical Financial Credit Union

Philip L. Hart, President
Jack Carlow, Vice President-Finance
Tulsa Federal Employees Credit Union

Tony Budet, President
University Federal Credit Union

Frank Berrish, President
Visions Federal Credit Union

Bob Siravo, President/Chief Executive Officer
Todd Lane, Executive Vice President/Chief Financial Officer
Western Corporate Federal Credit Union

Custodian

State Street Bank and Trust Company (“State Street”), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Fund’s portfolio securities and cash. State Street also maintains the Fund’s accounting records. The Northern Trust Company (“Northern”) has been retained by State Street to serve as its agent in connection with certain wire receipts and transfers of funds.

Independent Auditors

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, are the Portfolios’ independent auditors. In addition to audit services, PricewaterhouseCoopers LLP prepares the Portfolios’ federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The data set forth under “Financial Highlights” in the Prospectus for the periods ended prior to August 31, 2000, were audited by the Portfolios’ previous independent accountants who have ceased operations.

PORTFOLIO TRANSACTIONS

In connection with portfolio transactions for the Fund, which are generally done at a net price without a broker’s commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security), the Fund’s advisory agreement provides that GSAM shall attempt to obtain the best net price and the most favorable execution. On occasions when GSAM deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or other investment company or advisory account for which GSAM acts as investment adviser), the advisory agreement provides that GSAM, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by GSAM in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for such Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits GSAM, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.

During the fiscal year ended August 31, 2003, the Portfolios acquired and sold securities issued by the following entities, which were the Portfolios’ regular broker-dealers as defined in Rule 10b-1 under the 1940 Act, or their parents: Deutsche Bank, Lehman Brothers, Morgan Stanley Dean Witter, Greenwich Capital, JP Morgan Chase, UBS Warburg, Bank of America, C.S. First Boston Corp., Barclays Capital and Bear Stearns. At August 31, 2003, the Money Market Portfolio held the following amount of securities of its regular broker/dealers as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Bank of America - $30,062. At August 31, 2003, the Short Duration Portfolio held the following amount of securities of its regular broker/dealers as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): C.S. First Boston Corp. - $5,810, Bank of America - $13,376 and JP Morgan Chase - $6,928.

POTENTIAL CONFLICTS OF INTEREST

     Goldman Sachs is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities and business operations of the Portfolios, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional and financial and other interests in accounts, securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios and their service providers. These are considerations of which investors in the Portfolios should be aware, and which may cause conflicts that could disadvantage the Portfolios.

     Present and future activities of Goldman Sachs in addition to those described in this “Potential Conflicts of Interest” section may give rise to additional conflicts of interest.

Certain Activities and Interests of Goldman Sachs and Clients

     Goldman Sachs is a major participant in global financial markets. As such, it acts as an investor, investment banker, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal in the global fixed income, currency, commodity, equity and other markets in which the Portfolios directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from Goldman Sachs and from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. In addition, it is likely that the Portfolios will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has direct or indirect interests. The Investment Adviser makes decisions for a Portfolio in accordance with its obligations as Investment Adviser. However, Goldman Sachs’ other activities may have a negative effect on the Portfolios.

     Goldman Sachs may give advice, and take action, with respect to current or future accounts or funds that it manages or advises, including accounts or funds that may provide greater fees or other compensation, including performance-based fees, to Goldman Sachs or the Investment Adviser or in which Goldman Sachs personnel, including personnel of the Investment Adviser, have an interest (collectively, the “Client/GS Accounts”) or proprietary accounts, that may compete or conflict with the advice given to the Portfolios, or may involve a different timing or nature of action taken than with respect to the Portfolios. For example, the Portfolios may be competing for investment opportunities with Goldman Sachs, or with other current or future Client/GS Accounts. Goldman Sachs and its Client/GS Accounts may buy or sell the securities of issuers while a Portfolio is undertaking the same or a different, including potentially opposite, strategy, which could increase the cost of that strategy to the Portfolio or otherwise disadvantage the Portfolio. For example, the Portfolio may buy a security and Goldman Sachs or its Client/GS Accounts (including other advisory accounts of the Investment Adviser) may establish a short position in the same security. That subsequent short sale may result in impairment of the price of the security which the Portfolio holds. Conversely, the Portfolio may, to the extent permitted by applicable law, establish a short position in a security and Goldman Sachs or its Client/GS Accounts (including other advisory accounts of the Investment Adviser) may buy that same security. That subsequent purchase may result in impairment of the price of the short sale position which the Portfolio holds. In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other accounts, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies.

     In addition, conflicts may arise because portfolio decisions regarding a Portfolio may benefit other Client/GS Accounts. For example, the sale of a long position or, to the extent permitted by applicable law, establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore accrue to the benefit of) another Client/GS Account, and the purchase of a security or, to the extent permitted by applicable law, covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore accrue to the benefit of) another Client/GS Account.

     The directors, partners, trustees, managers, members, officers and employees of Goldman Sachs may buy and sell securities or other investments for their own accounts (including through funds managed by Goldman Sachs). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than positions taken for the Portfolios. To lessen the possibility that a Portfolio will be materially adversely affected by the personal trading described above, each of the Portfolios and Goldman Sachs, as the Portfolios’ Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolios’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

     Goldman Sachs and its clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolios. Prices, availability, liquidity and terms of Portfolio investments may be negatively impacted by Goldman Sachs and its clients’ activities, and transactions for the Portfolios may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case. The results of the investment activities of the Portfolios may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts or accounts managed by it and from the results achieved by the Investment Adviser for other advised accounts. In addition, other client transactions may also adversely impact the Portfolios. Subject to applicable law, clients of the Investment Adviser may also have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect their transactions outside of accounts controlled by the asset management division of Goldman Sachs and in connection therewith negatively impact the performance of the Portfolios. Further, the Portfolios may be adversely affected by cash flows and market movements arising from purchases and redemptions of Portfolio shares, as well as increases of capital in and withdrawals of capital from other accounts advised by Goldman Sachs or an affiliate.

     The Investment Adviser’s management of the Portfolios may benefit Goldman Sachs. For example, the Portfolios may, to the extent permitted by applicable law, invest, directly or indirectly, in the securities of companies affiliated with Goldman Sachs or in which Goldman Sachs has an equity, debt or other interest. Subject to applicable law, the Portfolios may engage in investment transactions which may result in Goldman Sachs or a Client/GS Account being relieved of obligations or otherwise divesting of an investment. The purchase, holding and sale of investments by the Portfolios may enhance the profitability of Goldman Sachs’ or its Client/GS Accounts’ own investments in and its activities with respect to such companies.

     When Goldman Sachs acts as broker, dealer, agent, lender, advisor or in other commercial capacities for the Portfolios, it is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be commercially reasonable, although Goldman Sachs will have an interest in obtaining fees and other amounts, which are favorable to Goldman Sachs. In such circumstances, Goldman Sachs will be entitled to retain all such fees and other amounts and no fees or other compensation payable by the Portfolios will be reduced thereby. When Goldman Sachs acts as broker, dealer, agent, lender, advisor or in other commercial capacities for the Portfolios, it may take commercial steps in its own interests, which may have an adverse effect on the Portfolios. In addition, when Goldman Sachs acts in such capacities, its representatives may be in possession of information not available to all Goldman Sachs personnel, including the Investment Adviser and such representatives may act on the basis of such information in ways that have adverse effects on the Portfolios. When acting in such capacity, Goldman Sachs is under no obligation to disseminate such information to the Investment Adviser or to others. Subject to applicable law, Goldman Sachs may from time to time in-source or outsource certain processes or functions in connection with a variety of services to the Portfolios in investment management and administrative capacities.

     Goldman Sachs, and its sales personnel and other dealers, have interests in promoting sales of the Portfolios. For example, Goldman Sachs and its sales personnel and other dealers may directly or indirectly receive a portion of the fees and commissions charged to the investors in the Portfolios. Such fees and commissions may vary by product or service, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of the Portfolios may be greater than the remuneration and profitability resulting from other products. Further, Goldman Sachs may have business relationships with, and purchase, or distribute or sell services or products from or to, dealers, consultants and others who recommend, sell, or have interests or relationships associated with sales or recommendations of Portfolio shares or portfolio transactions for the Portfolios. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its employees and its businesses. In addition, Goldman Sachs employees, including employees of the Investment Adviser, may have board, advisory or other relationships with issuers, dealers, consultants and charitable organizations which may own or which may recommend or sell shares of the Portfolios or portfolio transactions for the Portfolios. As a result, those persons and institutions may have conflicts associated with the promotion of Portfolio shares and portfolio investment-related matters that would create incentives for them to promote such sales or raise other conflicts.

Certain Regulatory Matters

     From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. An investment fund not affiliated with Goldman Sachs would not be subject to some of those considerations in relation to transactions with Goldman Sachs. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase investments that are issued, or the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs-related personnel are directors or officers of the issuer.

     The investment activities of Goldman Sachs, for its proprietary accounts and for other clients, may also limit investment strategies and rights of Client/GS Accounts. For example, in certain regulated industries, in emerging markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there are limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, its Client/GS Accounts and other clients to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Goldman Sachs or a Client/GS Account to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, Goldman Sachs may limit purchases in Client/GS Accounts, sell existing investments for Client/GS Accounts, or otherwise restrict or limit the exercise of rights (including voting rights) for Client/GS Accounts, when Goldman Sachs, in its sole discretion, deems it appropriate in light of potential regulatory restrictions on ownership or other impairments resulting to the Client/GS Account, Goldman Sachs, or other clients arising from reaching investment thresholds.

     The Investment Adviser may, to the extent permitted by applicable law, enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments on behalf of the Portfolios in which Goldman Sachs, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Portfolios may also enter into cross transactions in which Goldman Sachs acts on behalf of the Portfolios and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. The Portfolios will only consider engaging in a principal or cross transaction with Goldman Sachs or its affiliates to the extent permitted by applicable law. The Investment Adviser will, to the extent required by law, obtain necessary consents prior to entering into such transactions.

     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Portfolios to buy and sell investments. The Portfolios’ investment flexibility may be constrained as a consequence. In making investment decisions for a Portfolio, the Investment Adviser are not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of their activities.

Other Investment Management-Related Activities

     In determining the allocation of investment opportunities among the Portfolios and other Client/GS Accounts, a number of factors may be considered by the Investment Adviser, which may include the relative size of the applicable accounts or funds and their expected futures sizes, the investments available for allocation at any given time and the investment objectives of the Portfolios and such Client/GS Accounts. The Investment Adviser will allocate investment opportunities and make purchase and sale decisions among the Portfolios and Client/GS Accounts in a manner that it considers, in its sole discretion, to be reasonable and equitable. Although allocating orders among the Portfolios and other Client/GS Accounts may create potential conflicts of interest because of the interest of Goldman Sachs or its personnel in such other Client/GS Accounts or because Goldman Sachs may receive greater fees or compensation from such Client/GS Accounts, the Investment Adviser will not make allocation decisions based on such interests or such greater fees and compensation. The Investment Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Client/GS Accounts or for itself or an affiliate, but not for the Portfolios, or is appropriate for, or available to, the Portfolios but in different sizes, terms or timing than is appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Portfolios may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.

     Purchases and sales of securities for the account of the Portfolios may be bunched or aggregated with orders for other accounts of Goldman Sachs, including other Client/GS Accounts. Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities sold. When this occurs, the various prices may be averaged which may be disadvantageous to the Portfolios.

     The Portfolios and the Investment Adviser or their affiliates or personnel may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Investment Adviser) may provide to the Portfolios or one or more Client/GS Accounts. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other Client/GS Accounts. In addition, Client/GS Accounts may receive the benefits, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to Client/GS Accounts.

     To the extent permitted by applicable law, the Short Duration Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs, and may invest in other investment funds advised or managed by Goldman Sachs. In addition, subject to applicable law, Goldman Sachs (and its personnel and other dealers) will be entitled to retain any fees accruing to it in connection with any such investments, and the fees or allocations from the Portfolio will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with a Unitholder’s direct purchase of underlying investments).

     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Portfolios or with respect to which the underlying securities, currencies or instruments may be those in which the Portfolios invest or which may be otherwise based on the performance of the Portfolios. To the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may, from time to time, invest in the Portfolios, hedge its derivative positions by buying or selling Fund shares and reserves the right to redeem some or all of its Fund and other positions at any time. These investments and redemptions will be made without notice to the shareholders. These derivative related activities, as well as such investment and redemption activities may have an adverse effect on the Portfolios’ investment management, flexibility, diversification strategies and on the amount of fees, expenses and other costs incurred directly or indirectly through a Portfolio by the shareholders.

     The Portfolios will be required to establish business relationships with their counterparties based on the Portfolios’ own credit standing. Neither Goldman Sachs nor the Investment Adviser or any of their affiliates will have any obligation to allow their credit to be used in connection with the Portfolios’ establishment of their business relationships, nor is it expected that the Portfolios’ counterparties will rely on the credit of such entities in evaluating the Portfolios’ creditworthiness. In addition, the Portfolios, when the Investment Adviser deems it appropriate, may, to the extent permitted by applicable law, borrow funds from Goldman Sachs or its affiliates, at rates and on other terms arranged with Goldman Sachs.

     Subject to applicable law, in connection with its management of the Portfolios, the Investment Adviser may utilize investment policy advisors or a committee which may include personnel of Goldman Sachs or of unaffiliated firms. Those individuals may, as a result, obtain information regarding the Portfolios’ proposed investment activities which is not generally available to the public. Goldman Sachs and the Investment Adviser may also have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. Goldman Sachs, including the Investment Adviser, will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, Goldman Sachs, including the Investment Adviser, has no obligation to seek information or to make available to or share with the Portfolios any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities.

     The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions they make on behalf of advisory clients, including the Portfolios, and to ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to their clients. Nevertheless, notwithstanding the Investment Adviser’s proxy voting policies and procedures, the Investment Adviser’s actual proxy voting decisions may have the effect of favoring the interests of clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decision to be in accordance with its fiduciary obligations.

AMORTIZED COST VALUATION

As stated in the Prospectus, the Money Market Portfolio seeks to maintain a net asset value of $1.00 per unit and, in this regard, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method values a security at its cost on the date of acquisition and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity that uses available indications of market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity, and existing investors would receive less (more) investment income and ownership interest. In this manner, the amortized cost method may result in dilution of unitholder interests. Similar effects arise out of the rounding of the Portfolio’s net asset value per unit to the nearest one-cent. However, the Fund expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trustees, in supervising the Fund’s operations and delegating special responsibilities involving portfolio management to GSAM, are obligated, as a particular responsibility within the overall duty of care owed to the unitholders, to establish procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio’s investment objective, to stabilize the net asset value of such Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per unit. The Trustees’ procedures include periodically monitoring the difference (the “Market Value Difference”) between the amortized cost value per unit and the net asset value per unit based upon available indications of market value, considering whether steps should be taken in the event such Market Value Difference exceeds 1/2 of 1%, and the taking of such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending unitholder income accruals, redeeming units in kind, canceling units without monetary consideration, or utilizing a net asset value per unit based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing unitholders which might arise from Market Value Differences. Available indications of market value used by the Fund consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments; and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

Rule 2a-7 requires that the Money Market Portfolio limit its investments to those which GSAM, under guidelines established by the Fund’s Board of Trustees, determines to present minimal credit risks and which are “Eligible Securities” as defined by the SEC and described in the Prospectus. The Rule also calls for the Money Market Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value per unit and precludes the purchase of any instrument deemed under such Rule to have a remaining maturity of more than 397 days.

Generally, the maturity of an instrument held by the Money Market Portfolio shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features that satisfy certain regulatory requirements may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a floating rate of interest may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in more than thirteen months, that is subject to a demand feature, may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (e) an instrument with a floating rate of interest, the principal of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity of one day; (f) an instrument with a floating rate of interest the principal amount of which is scheduled to be paid in more than thirteen months, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; (g) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities; and (h) investment in another money market fund may be treated as having a maturity equal to the period of time within which the acquired money market fund is required to make payment upon redemption, unless the acquired money market fund has agreed in writing to provide redemption proceeds within a shorter time period, in which case the maturity of such investment may be deemed to be the shorter period.

OTHER INFORMATION REGARDING NET ASSET VALUE

As used in the Prospectus and this Additional Statement, for purposes of processing purchase, redemption and exchange orders, the term “business day” refers to those days the New York Stock Exchange is open, which are Monday through Friday except for holidays (in the case of the Money Market Portfolio, holidays include days on which Chicago, Boston or New York Banks are closed for local holidays). For the year 2004, such holidays are: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day (Money Market Portfolio only), Veterans’ Day (Money Market Portfolio only), Thanksgiving Day and Christmas (observed). On those days when one of such organizations closes early, Goldman Sachs reserves the right to advance the time on that day by which purchase and redemption requests must be received to become effective, provided that the current net asset value of each unit shall be computed at least once on such days.

The proceeds received by each Portfolio from the issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Fund. Expenses of the Fund with respect to the Portfolios are generally allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

DESCRIPTION OF UNITS

The Declaration of Trust provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration of Trust and to have become a party thereto. As mentioned in the Introduction, the Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. Under the terms of the Declaration of Trust, each unit of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other unit and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. Upon liquidation of an investment portfolio, unitholders thereof are entitled to share pro rata in the net assets belonging to that investment portfolio available for distribution. Units are freely transferable and do not have preemptive or conversion rights. Units, when issued as described in the Prospectus, are fully paid and non-assessable, except as expressly set forth below. In the interest of economy, certificates representing Fund units are not issued.

As a general matter, the Fund does not hold annual or other meetings of unitholders. This is because the Declaration of Trust provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or a successor to such Trustee, and until the election and qualification of his or her successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees.

Any Trustee may be removed by the unitholders with or without cause at any time by vote of those unitholders holding not less than two-thirds of the units then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of unitholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of record of not less than 10% of the outstanding units.

Whenever ten or more unitholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either units having a net asset value of at least $25,000 or at least 1% of the outstanding units, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other unitholders with a view to obtaining signatures to a request for a unitholder meeting and include with such application a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all unitholders as recorded on the books of the Fund or investment portfolio involved; or (2) inform such applicants as to the approximate number of unitholders of record, and the approximate cost of mailing to them the proposed form of communication and request and, upon receipt of the material and the expenses of mailing, shall promptly mail such materials to all unitholders unless a majority of the Trustees believe that, in their opinion, such material either contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

In addition to Trustee election or removal as described in the Prospectus and as further described herein, the Declaration of Trust provides for unitholder voting only (a) with respect to any contract as to which unitholder approval is required by the 1940 Act; (b) with respect to any termination or reorganization of the Fund or any Portfolio to the extent and as provided in the Declaration of Trust; (c) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new investment portfolios, abolishing investment portfolios, changing the name of the Fund or the name of any investment portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Fund’s obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the units entitled to vote; (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the unitholders; and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of unitholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Declaration of Trust provides for indemnification out of Fund property of any unitholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a unitholder of the Fund and not because of such unitholder’s acts or omissions or for some other reason. The Declaration of Trust also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Each unit of a Portfolio is entitled to one vote on all matters voted upon by the unitholders of such Portfolio, with fractional units being entitled to proportionate fractional votes. Units do not have cumulative voting rights. The Declaration of Trust provides that on any matter submitted to a vote of the unitholders, all units entitled to vote, irrespective of investment portfolio, shall be voted in the aggregate and not by investment portfolio except that (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Fund were a Massachusetts business corporation, such requirements as to a separate vote by the investment portfolio shall apply in lieu of the aggregate voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios, then subject to (c) below, the units of all other investment portfolios shall vote as a single investment portfolio; and (c) as to any matter which does not affect the interest of a particular investment portfolio, only unitholders of the affected investment portfolio shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

As of June 7, 2004, the outstanding units of the Money Market Portfolio, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were 971,331,171, 157,383,462 and 81,549,910, respectively. To the Fund’s knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of the Money Market Portfolio were: Nevada Federal Credit Union, 2645 S. Mojave Road, Las Vegas, NV 89121-1299 (10.89%). To the Fund’s knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of the Ultra-Short Duration Government Portfolio were: First Technology Federal Credit Union, P.O. Box 2100, Beaverton, OR 97075-2100 (17.71%) and Patelco Credit Union, 156 2nd Street, San Francisco, CA 94105-3724 (20.81%). To the Fund’s knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of the Short Duration Portfolio were: APCO Employees Credit Union, 1608 7th Avenue, North, Birmingham, AL 35203-1987 (6.16%); Citizens Equity Federal Credit Union, P.O. Box 1715, Peoria, IL 61656-1715 (5.84%); Patelco Credit Union, 156 2nd Street, San Francisco, CA 94105-3724 (39.78%); and Langley Federal Credit Union, 1055 West Mercury Blvd., Box 7463, Hampton, VA 23666-0463 (7.75%).

Certain Trustees of the Fund are officers of credit unions that invest in Portfolios. The approximate percentages of the Portfolios’ outstanding units that were owned by these credit unions in the aggregate as of April 26, 2004 were as follows: Money Market Portfolio – 2.10%; Ultra-Short Duration Government Portfolio – 6.28%; and Short Duration Portfolio – 5.58%.

INCOME

Substantially all of the net investment income (determined on a tax basis) of the Money Market Portfolio will be declared as a dividend on each day. The Bond Portfolios each intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of their net investment income (determined on a tax basis) while enhancing the stability of principal. Over the course of the fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios’ net investment income. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will generally increase and as interest rates decline, dividends will generally be reduced). Because the Bond Portfolios invest in mortgage-related securities that are subject to prepayments, the Trust cannot predict precisely the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above current income levels, which will constitute a return of capital.

Net investment income of the Money Market Portfolio (from the time of the immediately preceding determination thereof) consists of (i) interest accrued or discount accreted (including both original issue and market discount) on the assets of such Portfolio and any general income of the Fund allocated to such Portfolio less (ii) the sum of the amortization of market premium and the estimated expenses of such Portfolio.

Net investment income of the Bond Portfolios consists of (i) interest accrued, discount accreted on certain Portfolio securities and any general income of the Fund allocated to such Portfolio less (ii) the sum of (a) premiums amortized on certain Portfolio securities and (b) the estimated expenses of such Portfolio.

The net investment income of the Portfolios is determined by State Street on a daily basis. On days on which net asset value is calculated, this determination is made immediately prior to the calculation of the Portfolios’ net asset value.

Payment of dividends with respect to net investment income will be paid on the last calendar day of each month in additional units of the applicable Portfolio at the net asset value on such day, unless cash distributions are elected, in which case payment will be made by Federal Reserve wire on the first business day of the succeeding month.

ADJUSTABLE AND FIXED RATE MORTGAGE LOANS AND MORTGAGE-RELATED SECURITIES

The Nature of Adjustable and Fixed Rate Mortgage Loans

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Bond Portfolios may invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans (“ARMs”). The Bond Portfolios may invest in ARMs. ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in the past. The value of mortgage-related securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Portfolio. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Portfolio’s investment in

ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are a number of indices that provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the Three-Month Treasury Bill rate, the 180-Day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolios will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. The Bond Portfolios may invest in fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the “Fixed Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which the Bond Portfolios may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Portfolios’ investments in both privately-issued mortgage-related securities (in the case of the Short Duration Portfolio) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored enterprises (“U.S. Government Securities”) by delaying the receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan.

Further, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure any default on a mortgage loan, including payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property and alter the mortgage loan repayment schedule and grant priority to certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss in respect thereof will be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. Applicable law may, however, limit the exercise of a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

Mortgage-Related Securities

Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. In general, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Portfolios’ investments are interest-rate sensitive, each Portfolio’s performance will depend in part upon the ability of the Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-related securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“GNMA”), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Portfolios may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Portfolios.

1. Private Mortgage Pass-Through Securities

General Characteristics. The Short Duration Portfolio may invest in privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) which represent participation interests in pools of private mortgage loans conveyed to the issuing trust and generally serviced for the trust by the originator. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level. Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Each mortgage pool underlying Mortgage Pass-Throughs will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on the mortgaged properties (the “Mortgaged Properties”). The Mortgaged Properties will consist of residential properties upon which are located detached individual dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, rowhouses, manufactured homes, individual units in planned unit developments and other attached dwelling units, vacation homes, second homes, residential investment properties or properties with mixed residential and commercial uses. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs that in turn will ultimately evidence interests in mortgage loans.

The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation generally constitutes the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index. Subclasses of certificates as to which a REMIC election has been made may have the features and structures described below under the caption “Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations.”

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the Mortgage Interest Rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable Mortgage Interest Rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by an NRSRO to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate holders under the agreements pursuant to which such certificates are issued. A rating agency’s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating agency’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating agency to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and that, as a result of such recharacterization, payments on such certificates may be affected.

Types of Credit Support. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying mortgages. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the mortgages in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

In addition, one or more classes of certificates of Mortgage Pass-Throughs may be subordinate certificates which provide that the rights of the subordinate certificate holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal prepayments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificate is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature and a Reserve Fund are intended to enhance the likelihood of timely receipt by senior certificate holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate holders against certain losses; however, in certain circumstances a Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate holders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate holders, but normally only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

2. Government Mortgage-Related Securities

As stated in the Prospectus, certain mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government or one of its agencies, instrumentalities or sponsored enterprises including but not limited to GNMA, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (“Government Mortgage-Related Securities”). Each Portfolio may invest in Government Mortgage-Related Securities. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, because of their ability to borrow from the U.S. Treasury, historically they have generally been viewed by the market as high quality securities with low credit risks. There are several types of guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC and CMO pass-through certificates. The Portfolios will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with their respective investment policies and objectives. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in Government Mortgage-Related Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating Federal sponsorship of FNMA and FHLMC. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of Government Mortgage-Related Securities and the Portfolios’ liquidity and value. In addition, many U.S. Government Securities purchased by the Portfolios, including those issued by FNMA and FHLMC, are not backed by the full faith and credit of the United States. The maximum potential liability of FNMA and FHLMC may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.

GNMA Certificates. GNMA is a wholly owned corporate instrumentality of the United States. GNMA issues mortgage-backed certificates, which are mortgage-backed securities of the modified pass-through type where both interest and principal payments (including prepayments)

are passed through monthly to the holder of the certificate whether or not they are paid by the underlying mortgagor. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA Loans”), or guaranteed by the Veterans Administration (“VA Loans”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on GNMA certificates.

FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Each FNMA certificate is issued and guaranteed by and represents an undivided interest in a pool of mortgage loans (a “Pool”) formed by FNMA. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by FNMA.

FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled installments of principal and interest after FNMA’s servicing and guaranty fee, whether or not received, to certificate holders. FNMA is also obligated to distribute to holders of certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA certificates are obligations solely of FNMA.

FHLMC Certificates. FHLMC is a corporate instrumentality of the United States. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC certificates. A FHLMC certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a “FHLMC Certificate Group”) purchased by FHLMC.

FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such certificate (whether or not received on the underlying loans). FHLMC also guarantees to each registered certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC certificates are obligations solely of FHLMC.

The mortgage loans underlying the FHLMC certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC Certificate Group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate Group.

3. Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations

The Bond Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be Government Mortgage-Related Securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests, including those described below.

Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such Z-Bonds are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the CMOs. If prepayment rates stay within a specified range, the scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. That is to say, FNMA will be obligated to distribute on a timely basis to holders of FNMA CMO certificates required installments of principal and interest and to distribute the principal balance of each class of CMO in full, whether or not sufficient funds are otherwise available.

For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Some CMOs may have interest rates that reset periodically. Some of these interest rates may be leveraged in that new rates are based on a multiple of a specified index or change inversely to changes in a specified index. Some CMOs may be subject to an interest rate cap or floor, which limit the maximum or minimum rates paid on the CMO. In addition, some CMOs may receive only principal payments or interest payments from the underlying Mortgage Assets.

OTHER INVESTMENT PRACTICES AND SECURITIES

U. S. Government Securities

The Portfolios may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the U.S. Treasury, (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (c) only the credit of the issuer.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

U.S. Government Securities include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the 1940 Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

Custodial Receipts

The Portfolios may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

Lending of Portfolio Securities

The Bond Portfolios may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously and fully collateralized (with a perfected first priority) by cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Each Bond Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days’ notice. A Bond Portfolio may lend its securities only pursuant to a written loan and security agreement with the borrower and must receive written confirmation of any loan. Any investments purchased with the cash (as well as other cash received in connection with the loan) must be permissible for federally-chartered credit unions and must mature no later than the maturity of the transaction. For the duration of a loan, each Bond Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Bond Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Bond Portfolio will have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by GSAM to be of good standing, and when, in its judgment, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If GSAM determines to make securities loans, it is expected that during the current fiscal year such loans will not exceed 5% of a Bond Portfolio’s net assets.

Bank Obligations

The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers’ acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Obligations of foreign branches of U.S. banks include fixed time deposits. Generally, fixed time deposits are not payable until maturity but may permit early withdrawal subject to penalties, which vary depending upon market conditions and the remaining maturity of the obligations.

The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations or that deposits may be seized or nationalized.

Inverse Floating Rate Securities

The Bond Portfolios may, to the extent permitted by the National Credit Union Administration (“NCUA”), invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with securities dealers and banks. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio’s acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements that terminate within seven days’ notice by a Portfolio. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio’s money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, GSAM will require the seller to maintain the value of the securities subject to the agreement in an amount that equals or exceeds the repurchase price.

For purposes of the 1940 Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the securities. It is not clear whether for other purposes a court would consider the securities purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that a Portfolio does not have a perfected security interest in the securities, the Portfolio may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that GSAM believes follow customary securities industry practice with respect to repurchase agreements; however, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Portfolio may not recover the full amount it paid for the securities.

A Portfolio that enters into a repurchase agreement bears the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Each Portfolio, together with other registered investment companies having management agreements with GSAM or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Other Investment Companies

The Short Duration Portfolio may invest in securities of other investment companies subject to the limitations prescribed by the 1940 Act. As of the date of this Additional Statement, these limitations include a prohibition on the Portfolio acquiring more than 3% of the voting securities of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and/or restrictions that limit their investments to those authorized for federally chartered credit unions. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds which the Investment Adviser, Goldman Sachs or any of their affiliates serves as investment adviser, administrator or distributor.

Zero Coupon Securities

The Portfolios may purchase zero coupon securities as described in the Prospectus that are issued at a discount to their face value. The zero coupon securities will not have maturity dates of more than ten years from the settlement date. The discount approximates the total amount of interest the securities will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to unitholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

When-Issued Transactions

Each Portfolio may purchase or sell securities in when-issued transactions. In when-issued transactions, the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, the Portfolio will segregate liquid assets at least equal in value to commitments for when-issued securities. When a Portfolio engages in a commitment to purchase or sell securities, the Portfolio relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous.

Mortgage Dollar Rolls

The Bond Portfolios may enter into mortgage dollar rolls in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date. Delivery for all purchases and sales of securities will be by regular-way settlement. During the roll period, a Bond Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Bond Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Bond Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Bond Portfolio. Such Bond Portfolio will segregate until the settlement date cash, U.S. Government Securities or other liquid assets in an amount equal to the forward purchase price.

Mortgage dollars rolls involve the following risks: (a) if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Bond Portfolio’s right to purchase or repurchase the mortgage-related securities may be restricted; and (b) the instrument which the Bond Portfolio is required to repurchase may be worth less than an instrument which the Bond Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Portfolio Turnover

Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. During the fiscal year ended August 31, 2003, the Short Duration Portfolio’s portfolio turnover rate was greater than the rate from the prior fiscal year. The increased portfolio turnover reflects the Investment Adviser’s assessment of relative value trading opportunities within the mortgage sector and greater reinvestment needs related to prepayments on mortgage-related securities.

A Portfolio may sell an instrument soon after its acquisition if GSAM believes that such disposition is consistent with attaining the investment objectives of the Portfolio. Instruments held by a Portfolio may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments.

Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held in such Portfolio were sold and replaced within one year. The rate at which Portfolio transactions occur will depend upon GSAM’s perception of how market conditions will affect such Portfolio. GSAM will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with such Portfolio’s investment objective and such Portfolio’s investment management policies. A higher degree of portfolio turnover results in increased transaction costs to such Portfolio in the form of dealer spreads. Because of the exclusion of short-term securities from the calculation of portfolio turnover rates, the portfolio turnover rate for the Money Market Portfolio is expected to be zero for regulatory reporting purposes.

Federal Funds

The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder. The Portfolios’ federal funds loans must also meet the following requirements: (a) the accounts of the borrowing bank must be insured by the Federal Deposit Insurance Corporation; (b) the interest received from the loan must be at the market rate for federal funds transactions; and (c) the transaction must either have a maturity of one or more business days or the Portfolio must be able to require repayment at any time.

Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Federal funds are funds held by a regional Federal Reserve Bank for the account of a Fed Member Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a “depository institution” or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf.

INVESTMENT RESTRICTIONS

Except as stated in this section or elsewhere in the Prospectus or this Additional Statement, all investment policies of the Portfolios are non-fundamental and may be changed without unitholder approval.

The investment objective of each Portfolio as stated in the Prospectus is fundamental and may be changed only with the approval of the holders of a majority of the outstanding units of the affected Portfolio as described below. In addition, the Fund has adopted the following enumerated fundamental investment restrictions, none of which may be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding units of the Portfolio as described below. The Fund may not:

(1) Invest any one Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of such Portfolio’s investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of (a) in the case of the Short Duration Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by such Portfolio of securities collateralized by such obligations; or (b) in the case of the Ultra-Short Duration Government Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers’ acceptances and bank repurchase agreements; or (c) in the case of the Money Market Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers’ acceptances, bank repurchase agreements and other obligations issued or guaranteed by banks (except commercial paper); and provided further that during normal market conditions the Short Duration Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities. Note: The current position of the staff of the SEC is that only the Money Market Portfolio may reserve freedom of action to concentrate in bank obligations and that the exclusion with respect to bank instruments referred to above may only be applied to instruments of domestic banks. For this purpose, the staff also takes the position that foreign branches of domestic banks may, if certain conditions are met, be treated as domestic banks. The Fund intends to consider only obligations of domestic banks (as construed to include foreign branches of domestic banks to the extent they satisfy the above-referenced conditions) to be within this exclusion until such time, if ever, that the SEC staff modifies its position.

(2) Invest any one Portfolio in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of such Portfolio’s total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Money Market Portfolio and Ultra-Short Duration Government Portfolio may be invested in repurchase agreements, certificates of deposit, bankers’ acceptances, time deposits and federal funds without regard to such 5% limitation; (b) up to 25% of the value of the total assets of the Short Duration Portfolio may be invested without regard to such 5% limit; and (c) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

(3) Make loans, except through (a) the purchase of debt obligations in accordance with each Portfolio’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of each Portfolio; (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of each Portfolio; and (d) the lending of securities in accordance with the investment objectives of the Bond Portfolios.

(4) Borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of the Portfolio’s net assets.

(5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

(6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts.

(8) Purchase any voting securities except of investment companies (closed-end investment companies in the case of the Money Market Portfolio and Ultra-Short Duration Government Portfolio) solely to the extent permitted by the 1940 Act, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against the Fund’s investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.

(9) Act as an underwriter of securities.

(10) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein; or (b) purchasing securities on a when-issued or forward commitment basis.

(11) Purchase any security for the Money Market Portfolio that is restricted as to disposition under federal securities laws (foreign securities traded only in foreign markets are not regarded as restricted).

(12) Purchase any security on margin (except for forward commitment or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

(13) Make short sales of securities or maintain a short position.

(14) Write, purchase or sell puts, calls or combinations thereof.

Investment Restriction No. (2) above is intended to incorporate the diversification requirements of the 1940 Act and the rules thereunder. Pursuant to Rule 2a-7 under the 1940 Act, which establishes separate diversification requirements for money market funds, the Money Market

Portfolio currently may not invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such obligations and securities subject to a guarantee or unconditional demand feature (as defined by Rule 2a-7). The Money Market Portfolio may, however, invest up to 25% of its total assets in the First Tier Securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. Investment by the Money Market Portfolio in guarantees and demand features is subject to further diversification requirements. Subject to certain exceptions, immediately after the acquisition of a guarantee or demand feature or a security subject to a guarantee or demand feature, the Money Market Portfolio, with respect to 75% of its total assets, may not have invested more than 10% of its total assets in securities issued by or subject to guarantees and demand features from the same person. Adherence by the Money Market Portfolio to the requirements of Rule 2a-7, which is not fundamental and may be changed in the future without shareholder vote, is considered to be adherence to the requirements of Investment Restriction No. (2) above.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value.

For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio of the Fund.

Borrowings by the Fund (if any) are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If, due to market fluctuations or other reasons, the total assets of a Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. No purchases of securities will be made if borrowings exceed 5% of the value of the applicable Portfolio’s assets.

The prohibition against short sales and short positions does not include transactions sometimes referred to as “short sales against the box” where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

As used in the Prospectus and this Additional Statement with respect to a change in investment objective or fundamental investment restrictions, the approval of an investment advisory agreement or the approval of a distribution agreement, the term “majority of the outstanding units” of either the Fund or a particular Portfolio of the Fund means the vote of the lesser of (a) 67% or more of the units of the Fund or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Fund or such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding units of the Fund or such Portfolio.

As stated in the Prospectus, investments purchased by the Portfolios before January 1, 1998 (the effective date of certain amendments to the Rules and Regulations of the NCUA) will be governed by the Rules and Regulations in effect when purchased, and the Portfolios may continue to hold such investments after such date subject to compliance with such former Rules and Regulations. Among other things, prior to January 1, 1998, a Portfolio could also purchase a stripped mortgage-backed security to reduce the interest rate risk of its holdings.

CALCULATION OF PERFORMANCE QUOTATIONS

From time to time, quotations of the Money Market Portfolio’s “yield” and “effective yield,” and the yields and the total returns of the Bond Portfolios may be quoted in advertisements or communications to unitholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund’s distributors on behalf of the Portfolios. The performance figures are based on historical earnings and are not intended to indicate future performance. These performance figures are calculated in the following manner.

Money Market Portfolio

Yield – the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

Effective Yield – the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7]-1. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Portfolio will vary based on changes in market conditions, the level of interest rates and the level of the Portfolio’s expenses.

For the seven-day period ended February 29, 2004, the yield and the effective yield for the Money Market Portfolio were:

	7-Day Period
	Ended February 29, 2004
	With Fee Waivers and Expense	Without Fee Waivers and Expense
	Reimbursements	Reimbursements
Yield	0.96%	0.79%
Effective Yield	0.96%	0.79%

Bond Portfolios

Yield – The yields of the Bond Portfolios are calculated by dividing the net investment income per unit (as described below) earned by a Bond Portfolio during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Bond Portfolio’s net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

   a-b
Yield = 2[( —— + 1)6- 1
   cd

Where:

a=	dividends and interest earned during the period.

b=	expenses accrued for the period (net of fee waivers).

c=	the average daily number of units outstanding during the period that were entitled to receive dividends.

d=	the maximum offering price per unit on the last day of the period.

Except as noted below, interest earned on debt obligations held by a Bond Portfolio is calculated by computing the yield to maturity of each obligation held by the Bond Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Bond Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Bond Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

The net investment income used for purposes of determining yield may differ from net income used for accounting purposes.

Total Return – The total return of a Bond Portfolio is calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Bond Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. The Fund may also advertise from time to time the total return of a Bond Portfolio on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Bond Portfolio computes average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

   ERV1/n
T = [(——)- 1]
   p

Where:

T =	average annual total return.

ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

p =	hypothetical initial payment of $1,000.

n =	period covered by the computation, expressed in terms of years.

Each Bond Portfolio computes aggregate total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

ERV
T = [(—— - 1)]
p

Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period (although a Bond Portfolio may also publish non-standardized calculations without this assumption). Calculations of aggregate total return also normally assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Year-to-year total return is calculated in a similar manner.

PERFORMANCE FIGURES
Value of $1,000 Investment

		Year Ended 2/29/04*		Five Years Ended 2/29/04*		Ten Years Ended 2/29/04*
	30-Day	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Period	Waiver and/or	Waiver and/or	Waiver and/or	Waiver and/or	Waiver and/or	Waiver and/or
	Ending	Expense	Expense	Expense	Expense	Expense	Expense
	2/29/04	Reimbursement	reimbursement	reimbursement	reimbursement	reimbursement	Reimbursement
Ultra-Short Duration Government Portfolio
Yield	2.51%	N/A	N/A	N/A	N/A	N/A	N/A
Ending Redeemable Value at 2/29/04	N/A	$1,018	$1,018	$1,264	$1,264	$1,653	$1,653
Average Annual Total Return	N/A	1.75%	1.75%	4.80%	4.80%	5.15%	5.15%
Cumulative Total Return	N/A	1.76%	1.76%	26.42%	26.42%	65.32%	65.32%
Short Duration Portfolio
Yield	3.78%	N/A	N/A	N/A	N/A	N/A	N/A
Ending Redeemable Value at 2/29/04	N/A	$1,030	$1,030	$1,333	$1,333	$1,798	$1,798
Average Annual Total Return	N/A	3.02%	3.02%	5.90%	5.90%	6.04%	6.04%
Cumulative Total Return	N/A	3.02%	3.02%	33.25%	33.25%	79.80%	79.80%

* Assumes reinvestment of dividends.

In addition, the Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

Bond Portfolios

Each of the Portfolios may also quote from time to time distribution rates in reports to unitholders and in sales literature. The distribution rate for a specified period is calculated by dividing the total distribution per share by the maximum offering price on the last day of the period and then annualizing such amount.

For the thirty-day period ended February 29, 2004, the distribution rate of each of the following Portfolios was:

	30-Day Period Ended	30-Day Period Ended
	February 29, 2004 With	February 29, 2004 Without
Portfolio	Expense Reimbursement	Expense Reimbursement
Ultra-Short Duration Government	3.28%	3.28%
Short Duration	4.05%	4.05%

Performance information is based on historical results and is not intended to indicate future performance. Yield, total return and distribution rates will vary based on changes in market conditions, the level of interest rates, and Portfolio expenses. The value of units of the Bond Portfolios will fluctuate, and an investor’s units may be worth more or less than their original cost upon redemption.

OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC.

The Registration Statement including the exhibits filed therewith may be examined at the offices of the SEC in Washington, D.C. Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference. Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.

FINANCIAL STATEMENTS

The financial statements and related report of PricewaterhouseCoopers LLP, independent public auditors, contained in the Portfolios’ 2003 Annual Report for the fiscal year ended August 31, 2003 (the “Annual Report”) are hereby incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial highlights included in each Portfolio’s Annual Report for periods ending on or before August 31, 1999 were audited by the Trust’s former independent auditors who have since ceased operations. The financial statements contained in the Portfolios’ Semi-Annual Report for the six-month period ended February 29, 2004 (the “Semi-Annual Report”) are unaudited and are incorporated herein by reference. No other parts of any annual report or semi-annual report are incorporated by reference herein. Copies of the Annual Report and Semi-Annual Report accompany or have preceded this Additional Statement and may be obtained without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, or Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Ave., N.W., Suite 1001, Washington, DC 20036-5504, or by calling Goldman Sachs at (800) 342-5828 (800-DIAL-TCU) or Callahan Financial Services, Inc. at (800) 237-5678.

DESCRIPTION OF SECURITIES RATINGS*

A. SHORT-TERM RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

     “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor’s Ratings Group (“S&P”)

     An S&P’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

     “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     “A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

*	The ratings systems described herein are believed to be the most recent ratings systems available from Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

Fitch Ratings (“Fitch”)

     Fitch Ratings, Inc. (“Fitch”) short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

     “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

B. LONG-TERM RATINGS

Moody’s Investors Service, Inc.

     The following summarizes the ratings used by Moody’s for long-term debt:

     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in the “Aa” and “A” categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Group

     The following summarizes the ratings used by S&P for long-term issues:

     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     - PLUS (+) OR MINUS (-) — The ratings for “AA” and “A” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings

     The following summarizes the long-term ratings used by Fitch:

     “AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     “AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category.